As filed with the Securities and Exchange Commission on June 30, 2006



                                            1933 Act Registration No. 333-133691


                                             1940 Act Registration No. 811-21897


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

Pre-Effective Amendment No. 1                                       [X]

Post-Effective Amendment No.                                        [ ]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                  [X]

Amendment No. 1                                                     [X]



                                The Roxbury Funds
               (Exact name of registrant as specified in Charter)

                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
              (Address of Principal Executive Offices and Zip Code)

                                 (310) 917-5600
              (Registrant's Telephone Number, including Area Code)

                               Michelle G. Azrialy
                         Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
                     (Name and Address of Agent for Service)

                                    Copy to:

                           Michael P. Malloy, Esquire
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                     Philadelphia, Pennsylvania, 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              Roxbury Mid-Cap Fund

                          Roxbury Small-Cap Growth Fund

                             Roxbury Micro-Cap Fund*

                              of The Roxbury Funds

                                 Investor Shares
________________________________________________________________________________


                         PROSPECTUS DATED AUGUST 1, 2006


         This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.


*     Investor Shares of the Roxbury Micro-Cap Fund are not currently offered.

________________________________________________________________________________
TABLE OF CONTENTS
________________________________________________________________________________

                               FUND DESCRIPTIONS

A look at the goals, strategies,               Summary .........................................................3
risks, expenses and financial history          Performance Information .........................................5

of the Funds.                                  Fees and Expenses ...............................................10


                                               Example .........................................................11


                                               Investment Objective ............................................12


                                               Primary Investment Strategies ...................................12


                                               Additional Risk Information .....................................16


                                               Financial Highlights.............................................19


Details about the service providers.     MANAGEMENT OF THE FUNDS

                                               Investment Adviser ..............................................21


                                               Fund Managers ...................................................21


                                               Service Providers ...............................................25


Policies and instructions for opening,   SHAREHOLDER INFORMATION

maintaining and closing an account in          Pricing of Shares ...............................................26


the Funds.                                     Purchase of Shares ..............................................26


                                               Redemption of Shares ............................................28


                                               Exchange of Shares ..............................................31


                                               Distributions ...................................................31


                                               Taxes ...........................................................32


Details on the Funds' share classes.     DISTRIBUTION ARRANGEMENTS

                                               Shareholder Service Fees ........................................34


                                               Share Classes ...................................................356

                                         GLOSSARY...............................................................35


                                         FOR MORE INFORMATION...................................................37


For information about key terms and concepts, please refer to the "Glossary."

                              Roxbury Mid-Cap Fund

                          Roxbury Small-Cap Growth Fund

                             Roxbury Micro-Cap Fund

                                 Investor Shares
________________________________________________________________________________

                                FUND DESCRIPTIONS
________________________________________________________________________________

________________________________________________________________________________
SUMMARY
________________________________________________________________________________

Investment Objectives               Each of the Roxbury Mid-Cap Fund
                                    (the "Mid-Cap Fund"), Roxbury Small-Cap
                                    Growth Fund (the "Small-Cap Fund") and
                                    Roxbury Micro-Cap Fund (the "Micro-Cap
                                    Fund") seeks superior long-term growth of
                                    capital.
________________________________________________________________________________

Investment Focus                    Equity (or related) securities
________________________________________________________________________________

Share Price Volatility              High
________________________________________________________________________________
Principal Investment                The Mid-Cap Fund invests, under
Strategies                          normal market conditions, at least 80%
                                    of its assets in securities of
                                    companies with market capitalizations, at
                                    the time of purchase, consistent with the
                                    capitalization ranges of the Russell Midcap
                                    and S&P MidCap 400 Indices.

                                    The Small-Cap Fund invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap
                                    600 Indices.

                                    The Micro-Cap Fund invests, under normal conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                                    The Funds may invest in securities
                                    (including preferred stock, warrants and
                                    debentures) convertible into or exercisable
                                    for common stock and certain option and
                                    financial futures contracts ("derivatives").
                                    The Funds may also invest in foreign
                                    securities, including American Depositary
                                    Receipts.
________________________________________________________________________________
Principal Risks                     An investment in a Fund is subject to
                                    the risks summarized below, which are
                                    further described under "Additional Risk
                                    Information."

                                    o    It is possible to lose money by
                                         investing in the Funds. There is no
                                         guarantee that the stock market or the
                                         securities that a Fund buys will
                                         increase in value.
________________________________________________________________________________

                                    o    The Funds' share prices will fluctuate
                                         in response to changes in market value
                                         of the Funds' underlying investments.
                                         Market value changes result from
                                         business developments affecting an
                                         issuer as well as general market and
                                         economic conditions.

                                    o    The Funds are subject to greater
                                         volatility than funds that invest in
                                         large cap companies. Mid-cap, small-cap
                                         and micro-cap companies may be more
                                         vulnerable than large-cap companies to
                                         adverse business or economic
                                         developments, their securities may be
                                         less liquid and more volatile than
                                         securities of larger companies, and
                                         they may suffer significant losses.

                                    o    Growth-oriented investments may be more
                                         volatile than the rest of the U.S.
                                         stock market as a whole.

                                    o    Investments in a foreign market are
                                         subject to foreign security risk and
                                         the risk of losses caused by changes in
                                         foreign currency exchange rates.

                                    o    The use of derivatives may expose a
                                         Fund to additional risks that it would
                                         not be subject to if it invested
                                         directly in securities underlying those
                                         derivatives. These risks may cause a
                                         Fund to experience higher losses than a
                                         fund that does not use derivatives.

                                    o    The performance of the Funds will
                                         depend on whether or not the investment
                                         adviser is successful in pursuing the
                                         Funds' investment strategies.

                                    o    The Funds are also subject to other
                                         risks which are described under
                                         "Additional Risk Information."
________________________________________________________________________________
Investor Profile                    Investors who want the value of their
                                    investment to grow and who are willing to
                                    accept more volatility for the possibility
                                    of higher returns.
________________________________________________________________________________

________________________________________________________________________________
PERFORMANCE INFORMATION
________________________________________________________________________________

                              Roxbury Mid-Cap Fund

         The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund's Investor Shares from calendar year to calendar year and by showing how the Fund's average annual returns for one year, five years and since inception, both before and after taxes, compared with those of the Russell Midcap Growth Index, which is a broad measure of market performance. This performance information includes performance of Investor Shares of the Fund's predecessor, the Roxbury Mid-Cap Fund (a series of WT Mutual Fund) (the "Predecessor Mid-Cap Fund") for periods from December 14, 2000 through December 31, 2005. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         Annual Total Returns For The Calendar Years Since Inception

                                   [Bar Chart]

                                 2001     3.16%
                                 2002  (31.29)%
                                 2003    45.25%
                                 2004    13.30%
                                 2005     8.59%


         Calendar Year-to-Date Total Return as of March 31, 2006: 12.90%

                       Best Quarter        Worst Quarter

                          21.14%             (21.76)%
                       (June 30, 2003)     (September 30, 2004)

Investor Shares
Average Annual Total Returns as of                                                            Since Inception
December 31, 2005                                  1 Year             5 Years               (December 14, 2000)
____________________________________________    ______________    _________________    _______________________________
Before Taxes                                        8.59%              4.84%                       4.71%
____________________________________________    ______________    _________________    _______________________________
After Taxes on Distributions (1),(2)                7.65%              4.51%                       4.39%
____________________________________________    ______________    _________________    _______________________________
After Taxes on Distributions and Sales of
Fund Shares (1),(2)                                 5.99%              4.00%                       3.89%
____________________________________________    ______________    _________________    _______________________________
Russell Midcap Growth Index (reflects no
deduction for fees,
   expenses or taxes) (3)                           12.10%              1.38%                       0.06%
____________________________________________    ______________    _________________    _______________________________

(1) These figures assume the reinvestment of dividends and capital gain distributions.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higherforecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                          Roxbury Small-Cap Growth Fund

         The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell 2000 Growth Index, which is a broad measure of market performance. This performance information includes performance of Investor Shares of the Fund's predecessor, the Roxbury Small-Cap Growth Fund (a series of WT Mutual Fund) (the "Predecessor Small-Cap Fund") for periods from September 30, 2004 through December 31, 2005. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 Annual Total Return For The Past Calendar Year

                                   [Bar Chart]

                                 2005    7.33%

         Calendar Year-to-Date Total Return as of March 31, 2006: 15.92%

                       Best Quarter         Worst Quarter


                          6.80%                (7.58)%


                   (September 30, 2005) (September 30, 2005)


Investor Shares                                                                                   Since Inception
Average Annual Total Returns as of December 31, 2005                          1 Year            (September 30, 2004)
_____________________________________________________________________    __________________    _______________________
Before Taxes                                                                   7.33%                   16.41%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions (1)                                               7.27%                   15.71%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions and Sales of Fund Shares (1)                      4.84%                   13.60%
_____________________________________________________________________    __________________    _______________________
Russell 2000 Growth Index (reflects no deduction for fees,
   expenses or taxes) (2)                                                      4.15%                   15.58%
_____________________________________________________________________    __________________    _______________________


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

                             Roxbury Micro-Cap Fund

         The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell Microcap and Russell 2000 Growth Indices, which are broad measures of market performance. The performance shown is for Institutional Shares of the Fund, as the Investor Share Class had not yet commenced operations as December 31, 2005. This performance information includes performance of Institutional Shares of the Fund's predecessor, the Roxbury Micro-Cap Fund (a series of WT Mutual Fund) (the "Predecessor Micro-Cap Fund") for periods from December 29, 2004 through December 31, 2005. Returns of Investor Shares will differ to the extent that they have different expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 Annual Total Return For The Past Calendar Year

                                   [Bar Chart]

                                 2005    0.50%

         Calendar Year-to-Date Total Return as of March 31, 2006: 19.59%

                       Best Quarter        Worst Quarter


                          5.77%               (5.64)%


                     (June 30, 2005)     (March 31, 2005)


Institutional Shares                                                                              Since Inception
Average Annual Total Returns as of December 31, 2005                          1 Year            (December 29, 2004)
_____________________________________________________________________    __________________    _______________________
Before Taxes                                                                   0.50%                   1.59%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions (1)                                               0.50%                   1.59%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions and Sales of Fund Shares (1)                      0.32%                   1.35%
_____________________________________________________________________    __________________    _______________________
Russell Microcap Index (reflects no deduction for fees,
   expenses or taxes) (2)                                                      2.57%                   2.62%
_____________________________________________________________________    __________________    _______________________
Russell 2000 Growth Index (reflects no deduction for fees,
   expenses or taxes) (3)                                                      4.15%                   3.80%
_____________________________________________________________________    __________________    _______________________


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities.

(3) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

________________________________________________________________________________
FEES AND EXPENSES
________________________________________________________________________________

The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Funds.



Shareholder Fees (fees paid directly from your
investment):                                                                       Investor Shares
                                                                 ____________________________________________________
                                                                      Mid-Cap Fund &
                                                                      Small-Cap Fund            Micro-Cap Fund
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                            None                      None
Maximum deferred sales charge                                              None                      None
Maximum sales charge imposed on reinvested dividends                       None                      None
  (and other distributions)
Redemption fee                                                          1.00%(a)                  2.00%(b)
Exchange fee                                                            1.00%(a)                  2.00%(b)



(a) Investor Shares of the Mid-Cap and Small-Cap Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

(b) Investor Shares of the Micro-Cap Fund are subject to a 2.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                    Mid-Cap Fund           Small-Cap Fund          Micro-Cap Fund
                                                 ____________________    ___________________    _____________________
Management fees (1)                                     0.75%                  1.00%                   1.50%
Distribution (12b-1) fees                               None                    None                    None
Shareholder service fees                                0.25%                  0.25%                   0.25%
Other expenses(2)                                       1.13%                  0.22%                   25.47%
Total Annual Fund Operating Expenses                    2.13%                  1.47%                   27.22%

Waivers/Reimbursements(3)                              (0.58)%                (0.00)%                 (24.72)%
Total Net Expenses(3)                                   1.55%                  1.47%                   2.50%


(1) The Mid-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $2 billion. The Small-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $2 billion. The Micro-Cap Fund pays Roxbury a monthly fee at the annual rate of 1.50% of the Fund's average daily net assets.

(2) "Other expenses" have been restated to reflect estimated expenses following the reorganization of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund into the Mid-Cap Fund, Small Cap Fund and Micro-Cap Fund, respectively.

(3) For Investor Shares, the Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund to limit the total annual operating expenses to 1.55%, 1.50% and 2.50%, respectively. The waivers will remain in effect through December 31, 2020 for the Investor Shares of each Fund unless otherwise agreed to by the Board of Trustees.

________________________________________________________________________________
EXAMPLE
________________________________________________________________________________

         This example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor Shares                                       1 Year            3 Years          5 Years            10 Years
____________________                                __________         _________       __________          __________

Mid-Cap Fund                                           $158              $490             $845               $1,845

Small-Cap Fund                                         $150              $465             $803               $1,757

Micro-Cap Fund                                         $253              $779            $1,331              $2,836

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

________________________________________________________________________________
INVESTMENT OBJECTIVE
________________________________________________________________________________

         Each of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund seeks superior long-term growth of capital.

         The investment objective of the Mid-Cap Fund and Small-Cap Fund may not be changed without shareholder approval. The investment objective of the Micro-Cap Fund may be changed without shareholder approval upon sixty (60) days written notice to shareholders.

         There is no guarantee that any Fund will achieve its investment objective.

________________________________________________________________________________
PRIMARY INVESTMENT STRATEGIES
________________________________________________________________________________

         The Roxbury Mid-Cap Fund, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:

             o common stocks of corporations that are judged by the
               investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid-cap companies");

             o securities convertible into common stock of mid-cap companies;
               and

             o options on common stock or stock indices.

         The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.

         The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity and favorable valuation metrics.

         All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative performance persists, and/or the fundamentals have weakened.

         Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of a Fund's investment. As of March 31, 2006 the range of market capitalizations of companies that are in the Russell Midcap and S&P 400 Indices ("Indices") was between $453 million and $22 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

         The Roxbury Small-Cap Growth Fund, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:

            o common stocks of U.S. corporations that are judged by
              the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small-cap companies");

            o options on, or securities convertible (such as
              convertible preferred stock, convertible bonds, warrants and debentures ) into, the common stock of small-cap companies;

            o options on indices of the common stock of small-cap companies; and

            o contracts for either the future delivery, or payment
              in respect of the future market value, of certain indices of common stock of small-cap companies, and options upon such futures contracts.

         The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows;
and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range and the overall market.

         A stock becomes a purchase candidate only if the portfolio managers believe there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.

         The Fund maintains a portfolio of approximately 60-90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).

         Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.

         Small-cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell
2000 Indices at the time of a Fund's investment. As of March 31, 2006, the range of market capitalizations represented by companies in the these indices was between $23 million and $5 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalization ranges.

         The Roxbury Micro-Cap Fund, under normal market conditions, will invest at least 80% of its assets in the following equity (or equity-related) securities:

            o common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion ("micro-cap companies");

            o options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro-cap companies;

            o options on indices of the common stock of micro-cap companies; and

            o contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro-cap companies, and options upon such futures contracts.

         There are typically two types of companies that populate the micro-cap space. The first are new, young businesses in dynamic industries that have developed a new product or are leading a new industry from which there is the expectation for significant growth over a multi-year period. Second are special situations, which are usually more established companies that have faced difficulties in the past for which the Fund's manager has identified a catalyst that may lead to a restructuring. While the majority of the Fund is invested in the former category, approximately 20-25% is placed in these fallen angels, which often offer unique opportunities.

         Research ideas are generated through a variety of channels, including industry and analyst contacts, trade publications, past experience through years of managing money in this space, and being alert to trends. The ideas are then combined with an assessment of the business through scrutinizing the company's balance sheet strength, financial ratios, and trends. A stock becomes a purchase candidate only if the Fund's manager believes it has the potential to appreciate by at least 50% over the next 24 months. Company management, competition, and the industry is then further evaluated to make a final decision.

         The micro-cap market, by definition, is highly inefficient.
The Fund attempts to take advantage of this by buying stocks that others have abandoned or that have otherwise gone unnoticed.

         Stocks are sold if they become overvalued, if the fundamentals of the business deteriorate, or if a better investment opportunity emerges. Positions are also trimmed if the size or sector weighting grows beyond acceptable limits.

         Micro-cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

         The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

         All Funds. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

         The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded.

         At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may overweight or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

         In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

         The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

         A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI"). The Funds also may use other strategies and engage in other investment practices, which are more fully described in the SAI.

________________________________________________________________________________
ADDITIONAL RISK INFORMATION
________________________________________________________________________________

         The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI.

            o Small Company Risk: Companies in which the Funds
              invest may be more vulnerable than larger companies to adverse business or economic developments. Micro-cap, small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

            o Micro-Cap Risk: Investments by the Micro-Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks.
              Micro-cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro-cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro-cap and small-cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro-cap and small-cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.
              Investors should therefore expect that the price of the Micro-Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

            o Growth Investing Risk: The risk that an investment in a
              growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

            o Derivatives Risk: Some of a Fund's investments may be
              referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

            o Foreign Security Risk: Foreign investments involve
              risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

            o Currency Risk: The risk related to investments
              denominated in foreign currencies. Foreign securities are usually denominated in foreign currency;
              therefore, changes in foreign currency exchange rates affect the net asset value of the Funds.

            o IPO Risk: The Funds may purchase securities of
              companies engaged in their initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

            o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
              There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

            o Market Risk: The risk that the market value of a
              security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o Valuation Risk: The risk that a Fund has incorrectly valued certain of its securities.

________________________________________________________________________________
FINANCIAL HIGHLIGHTS
________________________________________________________________________________


         The financial highlights tables are intended to help you understand a Fund's financial performance since its inception. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights for the periods through June 30, 2005 have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available, without charge, upon request. Financial highlights for the six-month period ended December 31, 2005 have not been audited. The financial highlights shown represent the performance of the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund.




                                              For the Six-                                                  For the
                                              Month Period                                                  Period
Mid-Cap Fund - Investor Shares +                  Ended                                                  December 14,
                                               December 31,                                                 2000 (1)
                                                  2005       For the Fiscal Years Ended June 30,           through
                                             (Unaudited)      2005      2004       2003      2002      June 30, 2001
                                             ______________   ____      ____        ____      ____     ______________
Net Asset Value - Beginning of Period......      $5.84       $5.38     $4.24      $4.32     $5.55         $5.00
                                               _________     _______  _______     _______   _______      _________

Investment Operations:

   Net investment loss(2) ................       (0.03)       (0.05)    (0.05)     (0.05)     (0.06)        (0.04)
   Net realized and unrealized
     gain (loss) on investments............       0.38         0.52      1.19      (0.03)     (1.08)         0.59
                                               _________     _______  _______     _______   _______      _________
     Total from investment operations......       0.35         0.47      1.14      (0.08)     (1.14)         0.55
                                               _________     _______  _______     _______   _______      _________

Distributions:

       From net realized gains.............      (0.22 )      (0.01)     --          --       (0.09)          --
                                               _________     _______  _______     _______   _______      _________
Net Asset Value - End of Period............      $5.97         $5.84    $5.38      $4.24      $4.32         $5.55
                                               =========     =======  =======     =======   =======      =========

Total Return  .............................      5.99%**       8.75%   26.89%     (1.85)%   (20.82)%       11.00%**

Ratios (to average net
assets)/Supplemental
   Data:(3)

Expenses:
   Including expense limitations...........      1.55%*        1.55%    1.55%      1.55%      1.55%         1.55%*
   Excluding expense limitations...........      2.44%*        2.59%    5.18%     38.22%     63.66%        228.87%*
Net investment loss........................     (0.86)%*      (1.03%)  (1.05)%    (1.07)%    (1.30)%       (1.22)% *
Portfolio turnover rate....................     59%**          110%      79%       119%       116%           47%**
Net assets at end of period (000 omitted)..    $13,173        $11,689  $12,750     $1,037     $508            $81
_________________________________________


+     Formerly known as "Class A Shares" for the Predecessor Mid-Cap Fund.

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Predecessor Mid-Cap Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                                                        For the
                                                       Six-Month
                                                     Period Ended                   For the Period
                                                     December 31,                September 30, 2004(1)
Small-Cap Growth Fund -- Investor Shares                 2005                           through
                                                      (Unaudited)                    June 30, 2005
                                                    ________________      ____________________________________
Net Asset Value - Beginning of Period ...............   $16.62                          $15.48
                                                    ________________      ____________________________________

Investment Operations:

   Net investment loss(2) ..........................    (0.09)                           (0.15)
   Net realized and unrealized gain on investments...    1.81                             1.64
                                                    ________________      ____________________________________
      Total from investment operations ..............    1.72                             1.49
                                                    ________________      ____________________________________
Distributions:

   From net realized gains                              (0.06)                           (0.35)

                                                    ________________      ____________________________________
Net Asset Value - End of Period .....................   $18.28                          $16.62
                                                    ================      ====================================

Total Return ........................................  10.36%**                           9.60%**

Ratios (to average net assets)/Supplemental
Data:(3)

Expenses:
   Including waivers/reimbursements .................   1.49%*                            1.60%*
   Excluding waivers/reimbursements .................   1.52%*                          236.10%*
Net investment loss .................................  (1.06)%*                          (1.28)%*
Portfolio turnover rate .............................    71%**                          161%**
Net assets at end of period (000 omitted)............     $47                            $5


_______________________________

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) For the period prior to July 1, 2005, the Predecessor Small-Cap Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of The Roxbury Funds (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

________________________________________________________________________________
INVESTMENT ADVISER
________________________________________________________________________________

         Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of March 31, 2006, Roxbury had assets under management of approximately $4 billion.

         For the fiscal year ended June 30, 2005, Roxbury received, after waivers and reimbursements, an advisory fee of 0.04%, 1.00% and 0.00% of the average daily net assets of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund, respectively. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund will be available in the Funds' semi-annual report to shareholders dated December 31, 2006. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and shareholder service activities.

________________________________________________________________________________
FUND MANAGERS
________________________________________________________________________________

         Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.

Roxbury Mid-Cap Fund

         Alfred J. Lockwood, CPA, CFA is the portfolio manager of the Mid-Cap Fund and is also responsible for general research on small- to mid-cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small- to mid-cap strategies. He is Co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid-size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small- to mid-cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

Roxbury Small-Cap Growth Fund

         The day-to-day management of the Fund is the responsibility of Roxbury's Small-Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

         Steve Marshman, CFA joined Roxbury in July of 2002 and has thirteen years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Fund Manager on the Small/Mid Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

         Robert Marvin, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities.
Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

         Brian Smoluch, CFA joined Roxbury in July 2002 and has nine years of investment management experience. From 1998 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities.
From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

Roxbury Micro-Cap Fund

         Laurie Burstein, PhD, CFA is responsible for the day-to-day management of the Micro-Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro-cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. ("Oakwood") in 1996 and began managing client assets in the micro-cap equity strategy in January 1997. Prior to founding Oakwood, Ms. Burstein was a portfolio manager at Logan Capital Group where she managed a small capitalization growth stock portfolio. She also served as the firm's
Director of Research. Ms.

Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a Ph.D. in Psychology from Temple University, and an M.B.A. from the Wharton School of Business.

         Micro-Cap Fund Manager's Prior Performance
         __________________________________________

         Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro-Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro-cap strategy with substantially similar investment objective, policies and strategies as the Micro-Cap
Fund. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At
December 31, 2005, the Composite consisted of 17 accounts and $4.7 million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro-Cap Fund or the return you might achieve by investing in that Fund.

         You should not rely on the following performance data as an indication of future performance of the adviser or of the Micro-Cap Fund.

         Among other reasons, the Micro-Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same type of expenses to which the Micro-Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro-Cap Fund by the Investment Company Act of 1940 or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

                          TOTAL RETURN OF COMPOSITE OF
                      SIMILARLY MANAGED MICRO-CAP ACCOUNTS

_______________________________________________________________________________
                       Composite     Composite       Russell       Russell 2000
                     Gross of Fees  Net of Fees  Microcap  Index   Growth Index
_______________________________________________________________________________
1 year to 12/31/05       2.82%         1.41%           4.15%           2.57%
_______________________________________________________________________________
3 years to 12/31/05     33.21%        31.50%          20.93%          24.88%
_______________________________________________________________________________
5 years to 12/31/05     19.29%        17.60%           2.28%          13.95%
_______________________________________________________________________________
7 years to 12/31/05     14.16%        12.60%           3.15%            N/A
_______________________________________________________________________________

Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro-cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after the deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro-Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell Microcap Index encompassed only five years of historical performance data as of December 31, 2005. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

________________________________________________________________________________
SERVICE PROVIDERS
________________________________________________________________________________

         The chart below provides information on the primary service providers.

Asset
Management

                              Investment Adviser

                         Roxbury Capital Management LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401

                        Manages the Funds' business and
                             investment activities.


Fund
Operations

                               Administrator and
                                Accounting Agent

                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  Provides facilities, equipment and personnel
                to carry out administrative services related to
                    the Funds and calculates the Funds' NAV
                               and distributions.


                                THE ROXBURY FUNDS

                              Roxbury Mid-Cap Fund
                         Roxbury Small-Cap Growth Fund
                             Roxbury Micro-Cap Fund


Distribution

                                  Distributor


                      Professional Funds Distributor, LLC
                                 760 Moore Road
                           King of Prussia, PA 19406


                         Distributes the Funds' shares.


Shareholder
Services


                                 Transfer Agent

                                   PFPC Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406

                    Handles shareholder services, including
                     recordkeeping and statements, payment
                     of distribution and processing of buy
                               and sell requests.


Asset
Safe Keeping

                                   Custodian
                               PFPC Trust Company
                             8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                   Holds the Fund's assets, settles all Fund
                   trades and collects most of the valuation
                    data required for calculating the Funds'
                                 NAV per share.

                             SHAREHOLDER INFORMATION

________________________________________________________________________________
PRICING OF SHARES
________________________________________________________________________________

         The price of each Fund's shares is based on its net asset value ("NAV"). Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

         Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees.
When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

         PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

________________________________________________________________________________
PURCHASE OF SHARES
________________________________________________________________________________

         Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Investor Shares is $2,000. Additional investments may be made in any amount. You may purchase shares as specified below.

         Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

         The Funds reserve the right to change the criteria for eligible investors and investment minimums.

         By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.
Send the check and application to:

          Regular mail:                            Overnight mail:
          _____________                            _______________
          Roxbury Funds                            Roxbury Funds
          c/o PFPC Inc.                            c/o PFPC Inc.
          P.O. Box 9828                            101 Sabin Street
          Providence, RI 02940                     Pawtucket, RI 02860-1427

         By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

         It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

________________________________________________________________________________
REDEMPTION OF SHARES
________________________________________________________________________________

         You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid-Cap and Small-Cap Funds and 2.00% for the Micro-Cap Fund on the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks normally are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire normally are wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

         In-Kind Redemptions: Each Fund reserves the right to honor redemption requests by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of calculating the net asset value of the Fund.

         Redemption Fees: A redemption fee of 1.00% in the case of the Mid-Cap and Small-Cap Funds and 2.00% in the case of the Micro-Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (a list of which is shown under the heading "Exchange of Shares" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period.
This fee will not apply in certain circumstances, including: (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals, and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees;
or (ii) shares converted from one share class to another in the same Fund.
See "Exchange of Shares" for additional information regarding the exchange of shares of a Roxbury Fund.

         Frequent Purchases and Redemptions: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can: (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and
(iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

         If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

         The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

         The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

         When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

         The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited. A Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

         By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

          Regular mail:                          Overnight mail:
          _____________                          _______________
          Roxbury Funds                          Roxbury Funds
          c/o PFPC Inc.                          c/o PFPC Inc.
          P.O. Box 9828                          101 Sabin Street
          Providence, RI 02940                   Pawtucket, RI 02860-1427

         By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

         In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

         If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until they believe that the check has been collected (which could take up to 10 days).

         Small Accounts: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to the Funds' SAI.

________________________________________________________________________________
EXCHANGE OF SHARES
________________________________________________________________________________

         You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Roxbury Funds"):

         Roxbury Mid-Cap Fund
         Roxbury Small-Cap Growth Fund
         Roxbury Micro-Cap Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $2,000.

         Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid-Cap and Small-Cap Funds and 2.00% for the Micro-Cap Fund on the redemption amount necessary for the exchange may be charged. See
"Redemption of Shares" for additional information regarding redemptions and this fee.

         To obtain prospectuses of the Roxbury Funds, you may call
(800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

________________________________________________________________________________
DISTRIBUTIONS
________________________________________________________________________________

         Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

________________________________________________________________________________
TAXES
________________________________________________________________________________

         The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

         Distributions: Each Fund intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund's distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

         Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date
(and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

         A portion of distributions paid by a Fund to shareholders who are corporations will also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

         Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid on December 31.

         You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as "buying into a dividend."

         Sales and Exchanges: The sale of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         IRAs and Other Tax-Qualified Plans: The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable.

         Backup Withholding: The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients." The withholding rate is currently 28%.

         U.S. Tax Treatment of Foreign Shareholders: A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. For distributions attributable to a Fund's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Fund's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to U.S.-source "portfolio interest" or short-term capital gains unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.

         State and Local Taxes: You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S.
government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality. =


         Sunset of Tax Provisions: Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.


         Your investment in the Funds could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI.

                            DISTRIBUTION ARRANGEMENTS


         Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provide shareholder support services, directly or through affiliates.
The Investor Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.
Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.


________________________________________________________________________________
SHAREHOLDER SERVICE FEES
________________________________________________________________________________

         The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Investor Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. Roxbury may also provide services to certain accounts holding Investor Shares and receive the applicable shareholder service fee.

________________________________________________________________________________
SHARE CLASSES
________________________________________________________________________________

Each Fund issues Investor Shares and Institutional Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE or "NAV":

NAV = Assets-Liabilities
      __________________
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         Annual/Semi-Annual Reports: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance for the most recently completed fiscal year or half-year.

         Statement of Additional Information ("SAI"): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by reference.

         Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         The Roxbury Funds
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI 02860-1427
         (800) 497-2960
         9:00 a.m. to 5:00 p.m. Eastern time

         The Funds' SAI and annual and semi-annual reports are also available, free of charge, at http://www.RoxburyFunds.com. Information about the Funds, including the SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.


            The investment company registration number is 811-21897.

                              Roxbury Mid-Cap Fund

                          Roxbury Small-Cap Growth Fund

                             Roxbury Micro-Cap Fund

                              of The Roxbury Funds

                              Institutional Shares
________________________________________________________________________________


                         PROSPECTUS DATED AUGUST 1, 2006


                  This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

                  Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

________________________________________________________________________________
TABLE OF CONTENTS
________________________________________________________________________________

                                         FUND DESCRIPTIONS

A look at the goals, strategies,               Summary .........................................................3
risks, expenses and financial history          Performance Information .........................................5
of the Funds.                                  Fees and Expenses ...............................................9
                                               Example .........................................................10
                                               Investment Objective ............................................11
                                               Primary Investment Strategies ...................................11
                                               Additional Risk Information .....................................15
                                               Financial Highlights.............................................18

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                               Investment Adviser ..............................................21
                                               Fund Managers ...................................................21
                                               Service Providers ...............................................25

Policies and instructions for opening,   SHAREHOLDER INFORMATION
maintaining and closing an account in          Pricing of Shares ...............................................26
the Funds.                                     Purchase of Shares ..............................................26
                                               Redemption of Shares ............................................27
                                               Exchange of Shares ..............................................31
                                               Distributions ...................................................31
                                               Taxes ...........................................................32

Details on the Funds' share classes.     DISTRIBUTION ARRANGEMENTS
                                               Share Classes ...................................................34

                                         GLOSSARY...............................................................35

                                         FOR MORE INFORMATION...................................................36

For information about key terms and concepts, please refer to the "Glossary."

                              Roxbury Mid-Cap Fund

                          Roxbury Small-Cap Growth Fund

                             Roxbury Micro-Cap Fund

                              Institutional Shares
________________________________________________________________________________

                                FUND DESCRIPTIONS

________________________________________________________________________________
SUMMARY
________________________________________________________________________________

Investment Objectives               Each of the Roxbury Mid-Cap Fund (the
                                    "Mid-Cap Fund"), Roxbury Small-Cap Growth
                                    Fund (the "Small-Cap Fund") and Roxbury
                                    Micro-Cap Fund (the "Micro-Cap Fund") seeks
                                    superior long-term growth of capital.
________________________________________________________________________________
Investment Focus                    Equity (or related) securities
________________________________________________________________________________
Share Price Volatility              High
________________________________________________________________________________
Principal Investment                The Mid-Cap Fund invests, under normal
Strategies                          market conditions, at least 80% of its
                                    assets in securities of companies with
                                    market capitalizations, at the time of
                                    purchase, consistent with the capitalization ranges of the Russell Midcap and S&P MidCap
                                    400 Indices.

                                    The Small-Cap Fund invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                                    The Micro-Cap Fund invests, under normal conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                                    The Funds may invest in securities
                                    (including preferred stock, warrants and
                                    debentures) convertible into or exercisable
                                    for common stock and certain option and
                                    financial futures contracts ("derivatives").
                                    The Funds may also invest in foreign
                                    securities, including American Depositary
                                    Receipts.
________________________________________________________________________________
Principal Risks                     An investment in a Fund is subject to the
                                    risks summarized below, which are further described under "Additional Risk
                                    Information."

                                    o    It is possible to lose money by
                                         investing in the Funds. There is no
                                         guarantee that the stock market or the
                                         securities that a Fund buys will
                                         increase in value.
________________________________________________________________________________

________________________________________________________________________________
                                    o    The Funds' share prices will fluctuate
                                         in response to changes in market value
                                         of the Funds' underlying investments.
                                         Market value changes result from
                                         business developments affecting an
                                         issuer as well as general market and
                                         economic conditions.

                                    o    The Funds are subject to greater
                                         volatility than funds that invest in
                                         large cap companies. Mid-cap, small-cap
                                         and micro-cap companies may be more
                                         vulnerable than large-cap companies to
                                         adverse business or economic
                                         developments, their securities may be
                                         less liquid and more volatile than
                                         securities of larger companies, and
                                         they may suffer significant losses.

                                    o    Growth-oriented investments may be more
                                         volatile than the rest of the U.S.
                                         stock market as a whole.

                                    o    Investments in a foreign market are
                                         subject to foreign security risk and
                                         the risk of losses caused by changes in
                                         foreign currency exchange rates.

                                    o    The use of derivatives may expose a
                                         Fund to additional risks that it would
                                         not be subject to if it invested
                                         directly in securities underlying those
                                         derivatives. These risks may cause a
                                         Fund to experience higher losses than a
                                         fund that does not use derivatives.

                                    o    The performance of the Funds will
                                         depend on whether or not the investment
                                         adviser is successful in pursuing the
                                         Funds' investment strategies.

                                    o    The Funds are also subject to other
                                         risks which are described under
                                         "Additional Risk Information."
________________________________________________________________________________
Investor Profile                    Investors who want the value of their
                                    investment to grow and who are willing to
                                    accept more volatility for the possibility
                                    of higher returns.
________________________________________________________________________________

________________________________________________________________________________
PERFORMANCE INFORMATION
________________________________________________________________________________

                              Roxbury Mid-Cap Fund

                  The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year, five years and since inception, both before and after taxes, compared with those of the Russell Midcap Growth Index, which is a broad measure of market performance. The performance shown is for the Investor Shares of the Fund, as the Institutional Share Class did not have a full year of performance as of December 31, 2005. This performance information includes performance of Investor Shares of the Fund's predecessor, the Roxbury Mid-Cap Fund (a series of WT Mutual Fund) (the "Predecessor Mid-Cap Fund") for periods from December 14, 2000 through December 31, 2005. Returns of Institutional Shares will differ to the extent that they have different expenses. Specifically, Investor Shares are subject to a 0.25% shareholder service fee. Total returns for Investor Shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           Annual Total Returns For The Calendar Years Since Inception

                                   [Bar Chart]

                                2001        3.16%
                                2002      (31.29)%
                                2003       45.25%
                                2004       13.30%
                                2005        8.59%

         Calendar Year-to-Date Total Return as of March 31, 2006: 12.90%

                           Best Quarter        Worst Quarter

                             21.14%              (21.76)%
                         (June 30, 2003)    (September 30, 2004)

Investor Shares
Average Annual Total Returns as of                                                            Since Inception
December 31, 2005                                  1 Year             5 Years               (December 14, 2000)
____________________________________________    ______________    ________________    ________________________________
Before Taxes                                        8.59%              4.84%                       4.71%
____________________________________________    ______________    ________________    ________________________________
After Taxes on Distributions(1),(2)                 7.65%              4.51%                       4.39%
____________________________________________    ______________    ________________    ________________________________
After Taxes on Distributions and Sales of
Fund Shares(1),(2)                                  5.99%              4.00%                       3.89%
____________________________________________    ______________    ________________    ________________________________
Russell Midcap Growth Index (reflects no
deduction for fees,
   expenses or taxes)(3)                            12.10%              1.38%                       0.06%
____________________________________________    ______________    ________________    ________________________________


(1) These figures assume the reinvestment of dividends and capital gain distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                          Roxbury Small-Cap Growth Fund

                  The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund's Institutional Shares from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell 2000 Growth Index, which is a broad measure of market performance. This performance information includes performance of Institutional Shares of the Fund's predecessor, the Roxbury Small-Cap Growth Fund (a series of WT Mutual Fund) (the "Predecessor Small-Cap Fund") for periods from January 2, 2003 through December 31, 2005. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           Annual Total Return For The Calendar Years Since Inception

                                   [Bar Chart]

                                2004        7.55%
                                2005        7.68%

         Calendar Year-to-Date Total Return as of March 31, 2006: 15.97%

                     Best Quarter                   Worst Quarter


                        12.76%                         (7.58)%


                 (December 31, 2004)             (September 30, 2004)



Institutional Shares                                                                              Since Inception
Average Annual Total Returns as of December 31, 2005                          1 Year             (January 2, 2003)
_____________________________________________________________________    __________________    _______________________
Before Taxes                                                                   7.68%                   24.52%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions(1)                                                7.62%                   23.83%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions and Sales of Fund Shares(1)                       5.06%                   21.02%
_____________________________________________________________________    __________________    _______________________
Russell 2000 Growth Index (reflects no deduction for fees,
   expenses or taxes)(2)                                                       4.15%                   20.93%
_____________________________________________________________________    __________________    _______________________


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

                             Roxbury Micro-Cap Fund

                  The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell Microcap and Russell 2000 Growth Indices, which are broad measures of market performance. This performance information includes performance of Institutional Shares of the Fund's predecessor, the Roxbury Micro-Cap Fund (a series of WT Mutual Fund) (the "Predecessor Micro-Cap Fund") for periods from December 29, 2004 through December 31, 2005. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 Annual Total Return For The Past Calendar Year

                                   [Bar Chart]

                                2005        0.50%

         Calendar Year-to-Date Total Return as of March 31, 2006: 19.59%

                     Best Quarter                   Worst Quarter


                         5.77%                         (5.64)%


                    (June 30, 2005)               (March 31, 2005)



Institutional Shares                                                                              Since Inception
Average Annual Total Returns as of December 31, 2005                          1 Year            (December 29, 2004)
_____________________________________________________________________    __________________    _______________________
Before Taxes                                                                   0.50%                   1.59%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions(1)                                                0.50%                   1.59%
_____________________________________________________________________    __________________    _______________________
After Taxes on Distributions and Sales of Fund Shares(1)                       0.32%                   1.35%
_____________________________________________________________________    __________________    _______________________
Russell Microcap Index (reflects no deduction for fees,
   expenses or taxes)(2)                                                       2.57%                   2.62%
_____________________________________________________________________    __________________    _______________________
Russell 2000 Growth Index (reflects no deduction for fees,
   expenses or taxes)(3)                                                       4.15%                   3.80%
_____________________________________________________________________    __________________    _______________________



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities.

(3) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

________________________________________________________________________________
FEES AND EXPENSES
________________________________________________________________________________

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

Shareholder Fees (fees paid directly from your investment):



                                                                                Institutional Shares
                                                                 ____________________________________________________
                                                                      Mid-Cap Fund &
                                                                      Small-Cap Fund            Micro-Cap Fund
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                            None                      None
Maximum deferred sales charge                                              None                      None
Maximum sales charge imposed on reinvested dividends                       None                      None
  (and other distributions)
Redemption fee                                                           1.00%(a)                  2.00%(b)
Exchange fee                                                             1.00%(a)                  2.00%(b)



(a) Institutional Shares of the Mid-Cap and Small-Cap Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

(b) Institutional Shares of the Micro-Cap Fund are subject to a 2.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


                                                    Mid-Cap Fund           Small-Cap Fund          Micro-Cap Fund
                                                 ____________________    ___________________    _____________________
Management fees(1)                                      0.75%                  1.00%                   1.50%
Distribution (12b-1) fees                               None                    None                    None
Other expenses(2)                                       1.13%                  0.22%                   25.47%


Total Annual Fund Operating Expenses                    1.88%                  1.22%                   26.97%


Waivers/Reimbursements(3)                              (0.58)%                (0.00)%                 (24.72)%

Total Net Expenses(3)                                   1.30%                  1.22%                   2.25%


(1) The Mid-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $2 billion. The Small-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $2 billion. The Micro-Cap Fund pays Roxbury a monthly fee at the annual rate of 1.50% of the Fund's average daily net assets.

(2) "Other expenses" have been restated to reflect estimated expenses following the reorganization of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund into the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund, respectively.

(3) For Institutional Shares, the Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund to limit the total annual operating expenses to 1.30%, 1.25% and 2.25%, respectively. The waivers will remain in effect through December 31, 2020 for the Institutional Shares of each Fund unless otherwise agreed to by the Board of Trustees.

________________________________________________________________________________
EXAMPLE
________________________________________________________________________________

                  This example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

                  o        you reinvested all dividends and other distributions;

                  o        the average annual return was 5%;

                  o a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

                  o you redeemed all of your investment at the end of each time period.

                  Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Institutional
Shares                   1 Year     3 Years     5 Years     10 Years
_____________________   _________  __________  __________  ___________

Mid-Cap Fund              $132       $412        $713        $1,568

Small-Cap Fund            $124       $387        $670        $1,477

Micro-Cap Fund            $228       $703       $1,205       $2,585


The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

________________________________________________________________________________
INVESTMENT OBJECTIVE
________________________________________________________________________________

                  Each of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund seeks superior long-term growth of capital.

                  The investment objective of the Mid-Cap Fund and Small-Cap Fund may not be changed without shareholder approval. The investment objective of the Micro-Cap Fund may be changed without shareholder approval upon sixty
(60) days written notice to shareholders.

                  There is no guarantee that any Fund will achieve its investment objective.

________________________________________________________________________________
PRIMARY INVESTMENT STRATEGIES
________________________________________________________________________________

                  The Roxbury Mid-Cap Fund, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:

                  o common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid-cap companies");

                  o securities convertible into common stock of mid-cap companies; and

                  o        options on common stock or stock indices.

                  The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.

                  The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity and favorable valuation metrics.

                  All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative performance persists, and/or the fundamentals have weakened.

                  Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of a Fund's investment. As of March 31, 2006 the range of market capitalizations of companies that are in the Russell Midcap and S&P 400 Indices ("Indices") was between $453 million and $22 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

                  The Roxbury Small-Cap Growth Fund, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:

                  o common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small-cap companies");

                  o options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures ) into, the common stock of small-cap companies;

                  o options on indices of the common stock of small-cap companies; and

                  o contracts for either the future delivery, or payment in respect of the future market value, of certain indices of common stock of small-cap companies, and options upon such futures contracts.

                  The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range and the overall market.

                  A stock becomes a purchase candidate only if the portfolio managers believe there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.

                  The Fund maintains a portfolio of approximately 60-90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).

                  Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.

                  Small-cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Indices at the time of a Fund's investment. As of March 31, 2006, the range of market capitalizations represented by companies in the these indices was between $23 million and $5 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalization ranges.

                  The Roxbury Micro-Cap Fund, under normal market conditions, will invest at least 80% of its assets in the following equity (or equity-related) securities:

                  o common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion ("micro-cap companies");

                  o options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro-cap companies;

                  o options on indices of the common stock of micro-cap companies; and

                  o contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro-cap companies, and options upon such futures contracts.

                  There are typically two types of companies that populate the micro-cap space. The first are new, young businesses in dynamic industries that have developed a new product or are leading a new industry from which there is the expectation for significant growth over a multi-year period. Second are special situations, which are usually more established companies that have faced difficulties in the past for which the Fund's manager has identified a catalyst that may lead to a restructuring. While the majority of the Fund is invested in the former category, approximately 20-25% is placed in these fallen angels, which often offer unique opportunities.

                  Research ideas are generated through a variety of channels, including industry and analyst contacts, trade publications, past experience through years of managing money in this space, and being alert to trends. The ideas are then combined with an assessment of the business through scrutinizing the company's balance sheet strength, financial ratios, and trends. A stock becomes a purchase candidate only if the Fund's manager believes it has the potential to appreciate by at least 50% over the next 24 months. Company management, competition, and the industry is then further evaluated to make a final decision.

                  The micro-cap market, by definition, is highly inefficient. The Fund attempts to take advantage of this by buying stocks that others have abandoned or that have otherwise gone unnoticed.

                  Stocks are sold if they become overvalued, if the fundamentals of the business deteriorate, or if a better investment opportunity emerges. Positions are also trimmed if the size or sector weighting grows beyond acceptable limits.

                  Micro-cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro-cap companies and, under normal market conditions, may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

                  The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

                  All Funds. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

                  The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded.

                  At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may overweight or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

                  In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

                  The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

                  A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI"). The Funds also may use other strategies and engage in other investment practices, which are more fully described in the SAI.

________________________________________________________________________________
ADDITIONAL RISK INFORMATION
________________________________________________________________________________

                  The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI.

                  o Small Company Risk: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Micro-cap, small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

                  o Micro-Cap Risk: Investments by the Micro-Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks. Micro-cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro-cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro-cap and small-cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro-cap and small-cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Micro-Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

                  o Growth Investing Risk: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

                  o Derivatives Risk: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

                  o Foreign Security Risk: Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

                  o Currency Risk: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Funds.

                  o IPO Risk: The Funds may purchase securities of companies engaged in their initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

                  o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

                  o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                  o Valuation Risk: The risk that a Fund has incorrectly valued certain of its securities.

________________________________________________________________________________
FINANCIAL HIGHLIGHTS
________________________________________________________________________________


                  The financial highlights tables are intended to help you understand a Fund's financial performance since its inception. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights for the periods through June 30, 2005 have been audited by Ernst & Young LLP, whose reports, along with each Fund's financial statements, are included in the Funds' Annual Reports, which are available, without charge, upon request. Financial highlights for the six-month period ended December 31, 2005 have not been audited. The financial highlights shown represent the performance of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund.



                                          For the
                                          Six-Month                                                      For the
                                           Period                                                        Period
                                            Ended                                                       January 2,
Small-Cap Growth Fund(1) -                 December                                                      2003(2)
Institutional Shares                      31, 2005          For the Fiscal Years Ended June 30,          through
                                         (Unaudited)            2005                   2004            June 30, 2003
                                         _____________    __________________    ___________________    ______________
Net Asset Value - Beginning of Period..    $16.66             $16.75                 $12.76              $10.00
                                         _____________    __________________    ___________________    ______________

Investment Operations:

   Net investment loss(3) ..........        (0.07)             (0.17)                 (0.25)              (0.09)
   Net realized and unrealized gain
   on investments...................         1.82               0.43                   4.64                2.85

      Total from investment              _____________    __________________    ___________________    ______________
      operations....................         1.75               0.26                   4.39                2.76
                                         _____________    __________________    ___________________    ______________

Distributions:

   From net realized gains..........        (0.06)             (0.35)                 (0.40)                 -
                                         _____________    __________________    ___________________    ______________

Net Asset Value - End of Period.....       $18.35             $16.66                 $16.75              $12.76
                                         =============    ==================    ===================    ==============

Total Return........................       10.52%**            1.53%                 34.67%              27.60%**
Ratios (to average net
assets)/Supplemental
   Data:(4)

Expenses:
   Including waivers/reimbursements.        1.24%*              1.36%                 1.69%               1.75%*
   Excluding waivers/reimbursements.        1.24%*              1.37%                 1.79%               9.13%*
Net investment loss.................       (0.78)%*            (1.04%)               (1.53)%             (1.45)%*
Portfolio turnover rate.............        71%**                161%                   172%                86%**
Net assets at end of period (000
omitted)............................       $175,772           $147,907               $50,317              $8,835

____________________________________


*     Annualized.

**    Not annualized.

(1) Effective May 4, 2004, the Wilmington Small Cap Growth Portfolio changed its name to the Roxbury Small-Cap Growth Fund.

(2)   Commencement of operations.

(3) The net investment loss per share was calculated using the average shares outstanding method.

(4) For the periods prior to July 1, 2005, the Predecessor Small-Cap Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.


                                                                                          For the
                                                                                          Period
                                                For the Six-Month Period Ended      February 8, 2005(1)
                                                       December 31, 2005                  through
Mid-Cap Fund - Institutional Shares                      (Unaudited)                   June 30, 2005
                                               _________________________________  __________________________
Net Asset Value - Beginning of Period...                     $5.84                          $5.75
                                                          ________________              ________________
Investment Operations:

   Net investment loss(2)   .............                    (0.02)                         (0.02)
   Net realized and unrealized
     gain on investments................                      0.38                           0.11
                                                          ________________              ________________
     Total from investment operations...                      0.36                           0.09
                                                          ________________              ________________

Distributions:

   From net realized gains..............                     (0.22)                           --
                                                          ________________              ________________

Net Asset Value - End of Period.........                     $5.98                          $5.84
                                                          ================              ================
Total Return............................                      6.16%**                        1.57%**
Ratios (to average net assets)/Supplemental
   Data:(3)

Expenses:
   Including waivers/reimbursements.....                      1.30%*                         1.30%*
   Excluding waivers/reimbursements.....                      2.19%*                         3.50%
Net investment loss.....................                     (0.61)%*                       (0.86)%*
Portfolio turnover rate.................                       59%**                         110%**
Net assets at end of period (000 omitted)                    $1,050                         $1,079

____________________________________


*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) For the period prior to July 1, 2005, the Predecessor Mid-Cap Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.


                                                                                                   For the Period
                                                               For the Six-Month Period         December 29, 2004(1)
Micro-Cap Fund - Institutional Shares                          Ended December 31, 2005                 Through
                                                                     (Unaudited)                    June 30, 2005
                                                             _____________________________    __________________________
Net Asset Value - Beginning of Period ...............                 $10.09                           $10.00
                                                                   ____________                     ____________

Investment Operations:

   Net investment loss(2) ...........................                  (0.10)                           (0.09)
   Net realized and unrealized gain on investments...                   0.17                             0.18
                                                                   ____________                     ____________
      Total from investment operations ..............                   0.07                             0.09
                                                                   ____________                     ____________

Net Asset Value - End of Period .....................                 $10.16                           $10.09
                                                                   =============                    ============

Total Return ........................................                   0.69%**                          0.90%**

Ratios (to average net assets)/Supplemental Data:

Expenses:
   Including waivers/reimbursements .................                   2.25%*                           2.25%*
   Excluding waivers/reimbursements .................                  26.46%*                          90.75%*
Net investment loss .................................                  (1.96)%*                         (1.98)%*
Portfolio turnover rate .............................                   77%**                              77%**
Net assets at end of period (000 omitted)............                  $329                             $134

____________________________________


*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

                             MANAGEMENT OF THE FUNDS

                  The Board of Trustees of The Roxbury Funds (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

________________________________________________________________________________
INVESTMENT ADVISER
________________________________________________________________________________

                  Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of March 31, 2006, Roxbury had assets under management of approximately $4 billion.

                  For the fiscal year ended June 30, 2005, Roxbury received, after waivers and reimbursements, an advisory fee of 0.04%, 1.00% and 0.00% of the average daily net assets of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund, respectively. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund will be available in the Funds' semi-annual report to shareholders dated December 31, 2006. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and shareholder service activities.

________________________________________________________________________________
FUND MANAGERS
________________________________________________________________________________

                  Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.

Roxbury Mid-Cap Fund

                  Alfred J. Lockwood, CPA, CFA is the portfolio manager of the Mid-Cap Fund and is also responsible for general research on small- to mid-cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small- to mid-cap strategies. He is Co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid-size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small- to mid-cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

Roxbury Small-Cap Growth Fund

                  The day-to-day management of the Fund is the responsibility of Roxbury's Small-Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

                  Steve Marshman, CFA joined Roxbury in July of 2002 and has thirteen years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Fund Manager on the Small/Mid Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

                  Robert Marvin, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

                  Brian Smoluch, CFA joined Roxbury in July 2002 and has nine years of investment management experience. From 1998 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

Roxbury Micro-Cap Fund

                  Laurie Burstein, PhD, CFA is responsible for the day-to-day management of the Micro-Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro-cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. ("Oakwood") in 1996 and began managing client assets in the micro-cap equity strategy in January 1997. Prior to founding Oakwood, Ms. Burstein was a portfolio manager at Logan Capital Group where she managed a small capitalization growth stock portfolio. She also served as the firm's Director of Research. Ms. Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a Ph.D. in Psychology from Temple University, and an M.B.A. from the Wharton School of Business.

                  Micro-Cap Fund Manager's Prior Performance
                  __________________________________________

                  Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro-Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro-cap strategy with substantially similar investment objective, policies and strategies as the Micro-Cap Fund. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At December 31, 2005, the Composite consisted of 17 accounts and $4.7 million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro-Cap Fund or the return you might achieve by investing in that Fund.

                  You should not rely on the following performance data as an indication of future performance of the adviser or of the Micro-Cap Fund.

                  Among other reasons, the Micro-Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same type of expenses to which the Micro-Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro-Cap Fund by the Investment Company Act of 1940 or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

                          TOTAL RETURN OF COMPOSITE OF
                      SIMILARLY MANAGED MICRO-CAP ACCOUNTS

________________________________________________________________________________
                      Composite     Composite   Russell Microcap  Russell 2000
                    Gross of Fees  Net of Fees       Index        Growth Index
________________________________________________________________________________
1 year to 12/31/05      2.82%         1.41%           2.57%           4.15%
________________________________________________________________________________
3 years to 12/31/05    33.21%        31.50%          24.88%          20.93%
________________________________________________________________________________
5 years to 12/31/05    19.29%        17.60%          13.95%           2.28%
________________________________________________________________________________
8 years to 12/31/05    14.16%        12.60%            N/A            3.15%
________________________________________________________________________________


Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro-cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after the deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro-Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute

         (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell Microcap Index encompassed only five years of historical performance data as of December 31, 2005. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

________________________________________________________________________________
SERVICE PROVIDERS
________________________________________________________________________________

         The chart below provides information on the primary service providers.

Asset
Management

                              Investment Adviser

                         Roxbury Capital Management LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401

                        Manages the Funds' business and
                             investment activities.


Fund
Operations

                               Administrator and
                                Accounting Agent

                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                  Provides facilities, equipment and personnel
                to carry out administrative services related to
                    the Funds and calculates the Funds' NAV
                               and distributions.


                                THE ROXBURY FUNDS

                              Roxbury Mid-Cap Fund
                         Roxbury Small-Cap Growth Fund
                             Roxbury Micro-Cap Fund


Distribution

                                  Distributor


                      Professional Funds Distributor, LLC
                                 760 Moore Road
                           King of Prussia, PA 19406


                         Distributes the Funds' shares.


Shareholder
Services


                                 Transfer Agent

                                   PFPC Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406

                    Handles shareholder services, including
                     recordkeeping and statements, payment
                     of distribution and processing of buy
                               and sell requests.


Asset
Safe Keeping

                                   Custodian

                               PFPC Trust Company
                             8800 Tinicum Boulevard
                             Philadelphia, PA 19153

                   Holds the Fund's assets, settles all Fund
                   trades and collects most of the valuation
                    data required for calculating the Funds'
                                 NAV per share.

                             SHAREHOLDER INFORMATION

________________________________________________________________________________
PRICING OF SHARES
________________________________________________________________________________

                  The price of each Fund's shares is based on its net asset value ("NAV"). Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                  Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                  PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

________________________________________________________________________________
PURCHASE OF SHARES
________________________________________________________________________________

                  Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Institutional Shares is $100,000. Additional investments may be made in any amount. You may purchase shares as specified below.

                  Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

                  The Funds reserve the right to change the criteria for eligible investors and investment minimums.

                  By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  Regular mail:                 Overnight mail:
                  _____________                 _______________
                  Roxbury Funds                 Roxbury Funds
                  c/o PFPC Inc.                 c/o PFPC Inc.
                  P.O. Box 9828                 101 Sabin Street
                  Providence, RI 02940          Pawtucket, RI 02860-1427

                  By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

                  Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

                  Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                  It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

                  For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

________________________________________________________________________________
REDEMPTION OF SHARES
________________________________________________________________________________

                  You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid-Cap and Small-Cap Funds and 2.00% for the Micro-Cap Fund on the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks normally are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire normally are wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                  In-Kind Redemptions: Each Fund reserves the right to honor redemption requests by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of calculating the net asset value of the Fund.

                  Redemption Fees: A redemption fee of 1.00% in the case of the Mid-Cap and Small-Cap Funds and 2.00% in the case of the Micro-Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (a list of which is shown under the heading "Exchange of Shares" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals, and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "Exchange of Shares" for additional information regarding the exchange of shares of a Roxbury Fund.

                  Frequent Purchases and Redemptions: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can: (i) force a

Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities;
(ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

                  If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

                  The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

                  The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

                  When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

                  The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited. A Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

                  By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  Regular mail:                Overnight mail:
                  _____________                _______________
                  Roxbury Funds                Roxbury Funds
                  c/o PFPC Inc.                c/o PFPC Inc.
                  P.O. Box 9828                101 Sabin Street
                  Providence, RI 02940         Pawtucket, RI 02860-1427

                  By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

                  Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                  In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

                  If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until they believe that the check has been collected (which could take up to 10 days).

                  Small Accounts: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

                  For additional information on other ways to redeem shares, please refer to the Funds' SAI.

________________________________________________________________________________
EXCHANGE OF SHARES
________________________________________________________________________________

                  You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Roxbury Funds"):

                  Roxbury Mid-Cap Fund
                  Roxbury Small-Cap Growth Fund
                  Roxbury Micro-Cap Fund

                  Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

                  Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $100,000.

                  Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid-Cap and Small-Cap Funds and 2.00% for the Micro-Cap Fund on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

                  To obtain prospectuses of the Roxbury Funds, you may call
(800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

________________________________________________________________________________
DISTRIBUTIONS
________________________________________________________________________________

                  Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

                  Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

________________________________________________________________________________
TAXES
________________________________________________________________________________

                  The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                  Distributions: Each Fund intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund's distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

                  Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

                  A portion of distributions paid by a Fund to shareholders who are corporations will also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

                  Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid on December 31.

                  You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as "buying into a dividend."

                  Sales and Exchanges: The sale of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

                  IRAs and Other Tax-Qualified Plans: The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable.

                  Backup Withholding: The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients." The withholding rate is currently 28%.

                  U.S. Tax Treatment of Foreign Shareholders: A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. For distributions attributable to a Fund's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Fund's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to U.S.-source "portfolio interest" or short-term capital gains unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.

                  State and Local Taxes: You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


                  Sunset of Tax Provisions: Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.


                  Your investment in the Funds could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI.

                            DISTRIBUTION ARRANGEMENTS


                  Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provide shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.


________________________________________________________________________________
SHARE CLASSES
________________________________________________________________________________

                  Each Fund issues Investor Shares and Institutional Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE or "NAV":

NAV = Assets-Liabilities
      __________________
      Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         Annual/Semi-Annual Reports: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance for the most recently completed fiscal year or half-year.

         Statement of Additional Information ("SAI"): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by reference.

         Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         The Roxbury Funds
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI 02860-1427
         (800) 497-2960
         9:00 a.m. to 5:00 p.m. Eastern time

         The Funds' SAI and annual and semi-annual reports are also available, free of charge, at http://www.RoxburyFunds.com. Information about the Funds, including the SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.


            The investment company registration number is 811-21897.

                                THE ROXBURY FUNDS


                              Roxbury Mid-Cap Fund
                          Roxbury Small-Cap Growth Fund
                             Roxbury Micro-Cap Fund

                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401

________________________________________________________________________________

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 2006

________________________________________________________________________________


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses, each dated August 1, 2006, as may be amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, by calling (800) 497-2960 or on the website of The Roxbury Funds at www.RoxburyFunds.com. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.



The audited financial statements of the Predecessor Funds (as defined in this SAI) for the fiscal year ended June 30, 2005, included in the Annual Reports to shareholders and the reports of the independent registered public accounting firm for the Predecessor Funds related thereto, and the unaudited financial statements of the Predecessor Funds for the six-month period ended December 31, 2005, included in the Semi-Annual Report to shareholders, are incorporated into this SAI by reference. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                                TABLE OF CONTENTS
                                _________________


                                                                                                               Page
                                                                                                               ____

GENERAL INFORMATION..............................................................................................3

PRIOR HISTORY....................................................................................................3

INVESTMENT POLICIES..............................................................................................3

DISCLOSURE OF FUND HOLDINGS......................................................................................9

INVESTMENT LIMITATIONS..........................................................................................10

TRUSTEES AND OFFICERS...........................................................................................12

CODES OF ETHICS.................................................................................................15

PROXY VOTING....................................................................................................15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................16

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................16

ADMINISTRATION AND ACCOUNTING SERVICES..........................................................................18

ADDITIONAL SERVICE PROVIDERS....................................................................................19

DISTRIBUTION OF SHARES..........................................................................................20

SHAREHOLDER SERVICE PLAN........................................................................................21

PORTFOLIO MANAGERS..............................................................................................22

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................26

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES............................................................28

PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................................31

DIVIDENDS.......................................................................................................33

TAXATION OF THE FUNDS...........................................................................................34

FINANCIAL STATEMENTS............................................................................................35

APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES.........................................A-1

APPENDIX B - DESCRIPTION OF SECURITIES RATINGS.................................................................B-1

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES..............................................................C-1


                               GENERAL INFORMATION

The Roxbury Funds (the "Trust") was organized as a Delaware statutory trust on April 4, 2006. The Trust has established the following funds described in this
SAI: Roxbury Mid-Cap Fund (the "Mid-Cap Fund"), Roxbury Small-Cap Growth Fund (the "Small-Cap Fund") and Roxbury Micro-Cap Fund (the "Micro-Cap Fund") (each a "Fund," and collectively, the "Funds"). Each of these Funds issue Institutional Shares and Investor Shares. Each Fund is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                                  PRIOR HISTORY


Each Fund began operations as an identically-named series of WT Mutual Fund, a separate Delaware statutory trust. In connection with a reorganization that is expected to occur on or about September 29, 2006, the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund will receive all of the assets and liabilities of the Roxbury Mid-Cap Fund (the "Predecessor Mid-Cap Fund"), Roxbury Small-Cap Growth Fund (the "Predecessor Small-Cap Fund") and Roxbury Micro-Cap Fund (the "Predecessor Micro-Cap Fund"), respectively, each of which is a series of WT Mutual Fund. The Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund may be referred to in this SAI collectively as the Predecessor Funds.


Investor Shares and Institutional Shares of the Predecessor Mid-Cap Fund commenced operations on December 14, 2000 and February 8, 2005, respectively. Investor Shares and Institutional Shares of the Predecessor Small-Cap Fund commenced operations on September 30, 2004 and January 2, 2003, respectively. Institutional Shares of the Predecessor Micro-Cap Fund commenced operations on December 29, 2004. Investor Shares of the Micro-Cap Fund had not yet commenced operations as of the date of this SAI. The Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund will adopt the accounting and performance history of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund, respectively, for periods prior to the completion of the reorganization mentioned above.

Prior to July 1, 2005, the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund operated as feeder funds in a master-feeder structure pursuant to which each of these Funds invested in a corresponding "master series" of WT Investment Trust I (the "Master Trust"), which invested directly in investment securities. The investment objective, strategies, policies, and limitations of each of the master series were identical to its corresponding Fund.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectuses. Each Fund seeks superior long-term growth of capital. The investment objective of the Mid-Cap Fund and Small-Cap Fund may not be changed without shareholder approval. The Micro-Cap Fund's investment objective may be changed upon 60 days' written notice to shareholders.

The Mid-Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, within the capitalization ranges of companies that make up the S&P MidCap 400 and Russell Midcap Indices.

The Small-Cap Growth Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of companies that make up the S&P SmallCap 600 and Russell 2000 Indices.

The Micro-Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, of less than $1 billion.

The foregoing investment policies may be changed upon 60 days' written notice to shareholders.

Cash Management. Each Fund will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

Money Market Funds. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act.

U.S. Government Obligations. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

Bank Obligations. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     o Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     o Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     o Time Deposits. Time deposits are bank deposits for fixed periods of time.

Convertible Securities. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. (See "Appendix B - Description of Ratings.") Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Depositary Receipts. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts

("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

Foreign Securities. Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets,
(ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers,
(vi) the imposition of taxes, (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.

Hedging Strategies. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

Illiquid Securities. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's investment adviser to the Board of Trustees.

Investment Company Securities and Exchange Traded Funds. The Funds may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company, or (c) more than 10% of a Fund's total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the Securities and Exchange Commission ("SEC") subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

Options on Securities and Securities Indices. Each Fund may purchase call options on securities that the investment adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

Repurchase Agreements. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

Restricted Securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

Securities Lending. Each Fund may lend securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

Temporary Defensive Position. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

Portfolio Turnover.  Portfolio turnover rates for the past 2 fiscal years were:

                                                12 Months           12 Months
                                                  Ended               Ended
                                                 6/30/05             6/30/04
                                                _________           _________

     Predecessor Mid-Cap Fund                     110%                 79%
     Predecessor Small-Cap Fund                   161%                172%
     Predecessor Micro-Cap Fund                   77%*                N/A

*For the period December 29, 2004 through June 30, 2005.

                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of Fund securities of the Funds designed to allow disclosure of Fund holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide Fund holdings information as required in regulatory filings and shareholder reports, disclose Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities.

A Fund may, but is not required to, post the Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

A Fund may distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's or the investment adviser's employees and affiliates that provide services to the Fund. A Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties, (iii) to facilitate the review of the Fund by a ranking or ratings agency, (iv) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, any sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment adviser, any sub-adviser, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of Fund holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose Fund holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about a Fund's holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing Fund holdings information.


Each of the following third parties have been approved to receive Fund holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and
(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor's. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund holdings information without specific authorization. The Trust's investment adviser and other service providers will establish procedures to ensure that the Trust's Fund holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to provide portfolio holdings information.


                             INVESTMENT LIMITATIONS

Each Fund has adopted the investment limitations set forth below.
Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

No Fund will as a matter of fundamental policy:

     1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) a Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

     2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund's total assets;

     4. make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

     5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

     6. purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

     7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

     8.    issue senior securities, except to the extent permitted by the 1940
           Act.

The following non-fundamental investment policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. No Fund will:

     1.    make short sales of securities except short sales against the box;

     2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that a Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

     3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The person listed under "Interested Trustee" below is an "interested person" of the Trust within the meaning of the 1940 Act. Each person who is not an "interested person" of the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.


____________________________________________________________________________________________________________________________________


                                                                                              Number of
                                                                          Principal         Funds in Fund
                                                                        Occupation(s)          Complex              Other
Name, Address(1) and      Position(s) Held   Term of Office(2) and       During Past         Overseen by        Directorships
Age                          with Trust      Length of Time Served        Five Years           Trustee         Held by Trustee (3)
____________________________________________________________________________________________________________________________________

                                                          INTERESTED TRUSTEE
____________________________________________________________________________________________________________________________________

Brian C. Beh(4)          Trustee and         Since April 2006       President and Chief           3        None
Age 43                   President                                  Operating Officer of
                                                                    Roxbury Capital
                                                                    Management, LLC since
                                                                    2003; Director of
                                                                    Marketing of Roxbury
                                                                    Capital Management,
                                                                    LLC from 1999 to 2002.

____________________________________________________________________________________________________________________________________

                                                         INDEPENDENT TRUSTEES
____________________________________________________________________________________________________________________________________


Kenneth Gudorf           Trustee and         Since June 2006        CEO, Agio Capital             3        None
Age 67                   Chairman of the                            Partners I,
                         Board                                      L.P. (private
                                                                    investment company).

____________________________________________________________________________________________________________________________________


John Otterlei            Trustee             Since June 2006        Independent Financial         3        None
Age 58                                                              Advisor, since 2005;
                                                                    Senior Managing Director,
                                                                    Piper Jaffray (financial
                                                                    services), from 2004
                                                                    to 2005; Head of Private
                                                                    Capital, Piper
                                                                    Jaffray, from 2001 to
                                                                    2004.

____________________________________________________________________________________________________________________________________

(1)  The address of each Trustee as it relates to the Trust's business is c/o The Roxbury Funds, Roxbury Capital Management, LLC,
     100 Wilshire Boulevard, Suite 1000, Santa Monica, CA  90401.

(2)  Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.


(3)  Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended
     (i.e., "public companies"), or other investment companies registered under the 1940 Act.


(4)  Brian C. Beh is an "Interested Trustee" by reason of his position as President and Chief Operating Officer of, and his
     ownership interest in, Roxbury Capital Management, LLC, the investment adviser to the Trust.




     As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Trust, the Trust's investment adviser or distributor, or any of their respective affiliates, nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.



______________________________________________________________________________________________________________

                                                   OFFICERS
______________________________________________________________________________________________________________

                                                                                         Principal
                                                                                        Occupation(s)
        Name, Address and             Position(s) Held    Term of Office(1) and          During Past
               Age                       with Trust       Length of Time Served          Five Years
______________________________________________________________________________________________________________

Michelle G. Azrialy                    Chief Compliance     Since April 2006       Chief Compliance Officer,
Roxbury Capital Management, LLC        Officer                                     Roxbury Capital
100 Wilshire Boulevard, Suite 1000                                                 Management, LLC since
Santa Monica, CA  90401                                                            2003; VP Columbia
Age:  37                                                                           Management Group (formerly
                                                                                   Liberty Funds Group) from
                                                                                   1999 to 2002 and
                                                                                   Controller of Liberty
                                                                                   Funds from 2001 to 2002.
______________________________________________________________________________________________________________

Karen Lew                              Treasurer            Since April 2006       Director of Operations,
Roxbury Capital Management, LLC                                                    Roxbury Capital
100 Wilshire Boulevard, Suite 1000                                                 Management, LLC since 1998.
Santa Monica, CA  90401
Age:  46
______________________________________________________________________________________________________________

Joan Ohlbaum Swirsky                   Secretary            Since April 2006       Counsel to the law firm
Drinker Biddle & Reath LLP                                                         Drinker Biddle & Reath LLP.
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103-6996
Age:  49

______________________________________________________________________________________________________________

Linda White                            Assistant Secretary  Since April 2006       Manager of Administration
Roxbury Capital Management, LLC                                                    and Servicing, Roxbury
100 Wilshire Boulevard, Suite 1000                                                 Capital Management, LLC
Santa Monica, CA  90401                                                            since 1999.
Age:  51
______________________________________________________________________________________________________________


1.   Each officer shall serve until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she sooner dies or is removed.  Any officer may be removed by the affirmative vote of a majority of the Trustees at any time, with or without cause.


Responsibilities of the Board and its Committees. The Board of Trustees oversees the management of the Trust, subject to the provisions of the Trust's Agreement and Declaration of Trust and By-laws and the requirements of Delaware law. The basic responsibilities of the Trustees are to monitor the Trust's financial operations and performance, oversee the activities and legal compliance of the Trust's investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's proper functioning based on what the Trustees reasonably believe to be in the best interests of shareholders. The Board is comprised of three individuals, one of whom is considered an Interested Trustee. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board has an Audit Committee. The Trust is newly organized and, as a result, neither the Board of Trustees nor the Audit Committee held meetings during the fiscal year ended June 30, 2005.


Audit Committee. The Audit Committee is comprised of all of the Trustees. Kenneth Gudorf serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent auditors;
(2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls.



Security and Other Interests. In connection with the reorganization that is expected to occur on or about September 29, 2006, as described in "Prior History," the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund will receive the assets and liabilities of the Predecessor Mid-Cap Fund, Predecessor Small-Cap Fund and Predecessor Micro-Cap Fund, respectively. The following table shows the Trustees' ownership of securities issued by each Predecessor Fund and, in the aggregate, by all of the Predecessor Funds, as of December 31, 2005.




                                                         Dollar Range of Equity          Aggregate Dollar Range of
                                                           Securities in each             Equity Securities in All
Name of Trustee                                             Predecessor Fund                 Predecessor Funds
__________________________________________________________________________________________________________________

INTERESTED TRUSTEE
__________________________________________________________________________________________________________________

Brian C. Beh                                         Micro-Cap Fund - Over $100,000            Over $100,000
                                                    Mid-Cap Fund - $50,001 - $100,000
                                                     Small-Cap Fund - Over $100,000
__________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
__________________________________________________________________________________________________________________


Kenneth Gudorf                                                    None                              None

__________________________________________________________________________________________________________________


John Otterlei                                                     None                              None

__________________________________________________________________________________________________________________


As of December 31, 2005, none of the Independent Trustees (or their immediate family members) owned beneficially or of record an interest in the investment adviser or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or the Distributor.


Compensation. Each Independent Trustee receives from the Trust an annual retainer in the amount of $5,000; $2,000 for each Board meeting attended in person; $200 for each special Board or committee meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings. The Chairman of the Board receives an additional $1,000 annual retainer. Brian Beh receives no compensation from the Trust for his services as Trustee and President. The following table shows the compensation that the Funds expect to pay to the Independent Trustees during the Trust's first fiscal year:



__________________________________________________________________________________________________________________


                                                 Pension or
                                                 Retirement
                              Aggregate       Benefits Accrued     Estimated Annual     Total Compensation from
                          Compensation from   as Part of Trust      Benefits Upon        Funds and Fund Complex
  Independent Trustee          Funds(1)           Expenses            Retirement          Paid to Trustees(1)

__________________________________________________________________________________________________________________


Kenneth Gudorf                 $10,500               N/A                 N/A                   $10,500

__________________________________________________________________________________________________________________


John Otterlei                  $ 9,750               N/A                 N/A                  `$ 9,750

__________________________________________________________________________________________________________________


1.   Estimated amounts for the period from commencement of operations through June 30, 2007.



                                 CODES OF ETHICS


In accordance with Rule 17j-1 under the 1940 Act, the Trust and Roxbury
Capital Management, LLC, the Trust's investment adviser ("Roxbury") have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest between Roxbury and the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.


Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to Roxbury, subject to the Board's continuing oversight. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. Roxbury will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.

Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting policies and procedures are attached to this SAI as Appendix C.

Each Fund's proxy voting record for the twelve-month period ending June 30 of each year will be available by August 31 of the same year (i) without charge, upon request, by calling 800-497-2960 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Prior to the date of this SAI, there were no outstanding voting shares for any of the Funds. It is expected that in connection with the proposed reorganization of the Predecessor Funds and prior to any public offering of shares of the Funds, the Distributor will purchase a de minimis number of shares of each Fund and hold 100% of each Fund's outstanding shares until each Predecessor Fund's reorganization is completed.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                         Roxbury Capital Management, LLC


Roxbury Capital Management, LLC, located at 100 Wilshire Boulevard, Suite
1000, Santa Monica, California 90401, serves as the investment adviser to the Mid-Cap Fund, Small-Cap Fund and Micro-Cap Fund pursuant to an investment advisory agreement with the Trust that will be dated as of commencement of operations of the Funds ("Investment Advisory Agreement"). Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments as well as to individuals. Roxbury is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in Roxbury.


Several affiliates of Roxbury are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC ("CRM") is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in CRM. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation.

Under the Investment Advisory Agreement, Roxbury manages the assets of the Funds. The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by a majority of the outstanding voting securities of the Funds. The Investment Advisory Agreement may be terminated by the Trust or Roxbury on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, Roxbury is entitled to receive the following annual investment advisory fees, paid monthly, as a percentage of average daily net assets:

                                     Annual Fee As a Percentage of Average
     Fund                            Daily Net Assets ("assets")

     Mid-Cap Fund                    0.75% of the first $1 billion in assets;
                                     0.70% of the next $1 billion in assets;
                                     and
                                     0.65% of assets over $2 billion.

     Small-Cap Fund                  1.00% of the first $1 billion in assets;
                                     0.95% of the next $1 billion in assets;
                                     and
                                     0.90% of assets over $2 billion

     Micro-Cap Fund                  1.50%


Prior to July 1, 2005, each of the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund was a feeder fund that invested substantially all of its assets in a master fund with the same investment objectives and policies. The Predecessor Mid-Cap Fund invested its assets in the Mid Cap Series of WT Investment Trust I and the Predecessor Small-Cap Fund invested its assets in the Small Cap Growth Series of WT Investment Trust I. Each of the Mid Cap Series and Small Cap Growth Series of WT Investment Trust I was advised by Roxbury. The advisory fees paid to Roxbury shown in the table below for the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund represent the advisory fees paid by the Mid Cap Series and Small Cap Growth Series, respectively, of WT Investment Trust I with respect to investments by the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund in the respective master series.


                                                 12 Months     12 Months    12 Months
                                                   Ended         Ended        Ended
     Fund                                         6/30/05       6/30/04      6/30/03
     _______________________________________   _____________   _________   ___________

     Predecessor Mid-Cap Fund                   $     95,131   $    34,031   $  3,641
     Predecessor Small-Cap Fund                 $  1,222,587   $   525,397   $ 13,345
     Predecessor Micro-Cap Fund                 $        921           N/A        N/A


During the last three fiscal years, as applicable, Roxbury contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceeded 1.30% with respect to the Institutional Shares and 1.55% with respect to the Investor Shares of the Predecessor Mid-Cap Fund; 1.75% with respect to the Institutional Shares and 2.00% with respect to the Investor Shares of the Predecessor Small-Cap Fund; and 2.25% with respect to the Institutional Shares and 2.50% with respect to the Investor Shares of the Predecessor Micro-Cap Fund. For the past three fiscal years, Roxbury waived and reimbursed the following fees with respect to the Micro-Cap Fund and the particular master series of the WT Investment Trust I in which the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund invested:

                                                 12 Months     12 Months    12 Months
                                                   Ended         Ended        Ended
     Fund                                         6/30/05       6/30/04      6/30/03
     _______________________________________   _____________   _________   ___________

     Predecessor Mid-Cap Fund                    $ 90,613      $ 110,210   $  125,011
     Predecessor Small-Cap Fund                  $      0      $       0   $   71,742
     Predecessor Micro-Cap Fund                  $ 47,483            N/A          N/A


Roxbury has undertaken a new contractual agreement to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 1.30% with respect to the Institutional Shares and 1.55% with respect to the Investor Shares of the Mid-Cap Fund; 1.25% with respect to the Institutional Shares and 1.50% with respect to the Investor Shares of the Small-Cap Fund; and 2.25% with respect to the Institutional Shares and 2.50% with respect to the Investor Shares of the Micro-Cap Fund. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Funds will remain in place until December 31, 2020.

Advisory Services. Under the terms of the Investment Advisory Agreement,
Roxbury agrees to: (a) direct the investments of each Fund, subject to and in accordance with the Fund's investment objective, policies and limitations set forth in the prospectuses and this SAI; (b) purchase and sell for each Fund securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and Roxbury performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or their administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or Roxbury may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that Roxbury shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and any Interested Trustees of the Trust who are affiliated with Roxbury and the salaries of all personnel of Roxbury performing services for each Fund relating to research, statistical and investment activities are paid by Roxbury.

Each class of shares of the Funds pays its respective pro rata portion of the advisory fee payable by a Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting Roxbury in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For the period from October 2, 2004 through April 30, 2006, PFPC provided administration and accounting services to the Predecessor Funds and the master funds in which the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund invested through June 30, 2005. From September 1, 2002 to October 1, 2004 and from May 1, 2006 to the date of this SAI, Rodney Square Management Corporation ("RSMC"), which is a subsidiary of Roxbury's indirect parent, Wilmington Trust Corporation, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services to the Predecessor Funds and the applicable master funds. Accordingly, the Predecessor Funds paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator, for fiscal years ended June 30, 2005, 2004, and 2003 as follow:

                                       12 Months      12 Months      12 Months
                                        Ended           Ended          Ended
     Fund                              6/30/05         6/30/04        6/30/03
     ___________________________   ______________    ____________   ____________

     Predecessor Mid-Cap Fund        $   60,898      $    58,254    $    54,444
     Predecessor Small-Cap Fund      $  147,142      $   103,256    $    27,910
     Predecessor Micro-Cap Fund      $    6,733              N/A            N/A

Pursuant to a Compliance, Support and Recordkeeping Services Agreement dated October 1, 2004, RSMC, an affiliate of the Trust, performed certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Predecessor Funds. In consideration of the provision of these services, RSMC received an asset based fee of 0.012% of the Predecessor Funds' average daily net assets and a portion of the Chief Compliance Officer's total compensation.

                          ADDITIONAL SERVICE PROVIDERS


Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty,
LLP ("Briggs") serves as the independent registered public accounting firm to the Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Briggs is located at Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102.


Legal Counsel. Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA
19153, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. PFPC Trust Company receives a fee for its services based on the average daily net assets of each Fund and the number of security transactions of each Fund.

Transfer Agent. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                             DISTRIBUTION OF SHARES


Professional Funds Distributor, LLC, located at 760 Moore Road, King of
Prussia, PA 19406, serves as the underwriter of the Funds' shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Distributor receives shareholders service fees under the shareholder services plan adopted by the Funds with respect to the Investor Shares, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan.


The Distribution Agreement will become effective as of the commencement of operations of the Funds and will continue in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.


The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund.

                            SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan ("Plan") with respect to Investor Shares of the Funds pursuant to which the Trust may enter into Shareholder Service Agreements ("Agreement") with financial institutions and other persons who provide services for and maintain shareholder accounts ("Service Providers"). Each Fund will pay a monthly shareholder service fee to such Service Provider at the annual rate of 0.25% of the average daily net assets of the Investor Shares of each Fund with which the Service Provider maintains a service relationship.

The Shareholder Service fee compensates the Service Provider for certain service activities which may include: (a) establishing and maintaining accounts and records relating to clients of a Service Provider; (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Fund's Investor Shares may be affected and other matters pertaining to services related to holding Investor Shares; (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (d) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (e) arranging for the wiring of funds; (f) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (g) integrating periodic statements with other shareholder transactions; and (h) providing such other related services as the shareholder may request.

The Plan may be terminated without penalty at any time by a vote of the majority of the Trust's Independent Trustees. Any material amendment to the Plan must be approved by the Trust's Board of Trustees, including a majority of the Independent Trustees.

During the last three fiscal years, the Investor Shares of the Predecessor Funds paid the following shareholder servicing fees:

                                    12 Months     12 Months     12 Months
                                      Ended         Ended         Ended
     Fund                            6/30/05       6/30/04       6/30/03
     ___________________________   ___________   ___________   ___________

     Predecessor Mid-Cap Fund       $   30,610    $   11,315    $    1,220
     Predecessor Small-Cap Fund            N/A           N/A           N/A
     Predecessor Micro-Cap Fund            N/A           N/A           N/A

                               PORTFOLIO MANAGERS


Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Predecessor Funds and the Funds as of March 31, 2006.



____________________________________________________________________________________________________________________________________

Portfolio Manager(s)   Total number of other accounts                       For other accounts managed by Portfolio Manager(s)
jointly and primarily  managed by Portfolio Manager(s) within               within each category below, number of accounts and
responsible for the    each category below and the total assets             the total assets in the accounts with respect to which
day today management   in the accounts managed within each                  the advisory fee is based on the performance of the
of the Funds' assets   category below.                                      account.
____________________________________________________________________________________________________________________________________

                        Registered
                        Investment       Other Pooled                           Registered         Other Pooled
                         Companies    Investment Vehicles  Other Accounts  Investment Companies Investment Vehicles Other Accounts
____________________________________________________________________________________________________________________________________

                       Number   Total    Number   Total    Number    Total    Number     Total    Number    Total    Number    Total
                         of    Assets     of     Assets      of     Assets      of      Assets      of     Assets      of     Assets
                      Accounts  ($mm)   Accounts  ($mm)   Accounts   ($mm)   Accounts   ($mm)    Accounts   ($mm)   Accounts  ($mm)
____________________________________________________________________________________________________________________________________

Roxbury Capital
Management, LLC
____________________________________________________________________________________________________________________________________


Alfred J. Lockwood       1     $ 15.4     N/A       N/A    69    $1,228.1      N/A      N/A       N/A        N/A      N/A        N/A

____________________________________________________________________________________________________________________________________


Steve Marshman*          2     $212.1      4     $208.8    54    $1,423.9      N/A      N/A        3       $33.6       1       $17.0

____________________________________________________________________________________________________________________________________


Robert Marvin*           2     $212.1      4     $208.8    54    $1,423.9      N/A      N/A        3       $33.6       1       $17.0

____________________________________________________________________________________________________________________________________


Brian Smoluch*           2     $212.1      4     $208.8    54    $1,423.9      N/A      N/A        3       $33.6       1       $17.0

____________________________________________________________________________________________________________________________________


Laurie Burstein          1     $  0.4     N/A       N/A    17    $    8.9      N/A      N/A       N/A        N/A      N/A        N/A

____________________________________________________________________________________________________________________________________

*The Small Cap Fund is co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.


Material conflicts of interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. The table below discusses potential material conflicts of interest identified by Roxbury in connection with the management of the Funds. Additional conflicts of interest may potentially exist or arise that are not discussed below.

____________________________________________________________________________________________________________________________________

Portfolio Manager(s)            Description of any material conflicts of interest that may arise in connection with the Portfolio
                                Manager's management of the Fund's investments and the investments of the other accounts managed.
____________________________________________________________________________________________________________________________________

Roxbury Capital                 Roxbury understands that potential material conflicts of interest exist in "side-by-side"
Management, LLC.                management. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy.  When possible,
o Alfred J. Lockwood            Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but,
o Steve Marshman                if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.
o Robert Marvin
                                Certain clients may not be included in certain aggregated transactions because of cash availability,
o Brian Smoluch                 account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of
o Laurie Burstein               the fill is such that a pro rata allocation is not appropriate.  If the Roxbury Special Fund II,
                                Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury's "Watch List" unless the position is entered into
                                "against the box."  The Watch List contains securities that Roxbury is "closely observing" and
                                "anticipating imminent action in."

                                Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.
____________________________________________________________________________________________________________________________________


Compensation. Following is a description of the structure of, and method used to determine the compensation received by the Fund's portfolio managers or management team members from the Funds, Roxbury or any other source with respect to managing the Funds and any other accounts.

____________________________________________________________________________________________________________________________________

Portfolio Manager(s)            Structure of, and method used to determine, the compensation of each Portfolio Manager, including the criteria on which compensation is based
____________________________________________________________________________________________________________________________________

Roxbury Capital                 For Mr. Lockwood, compensation includes a combination of base salary, a benefits package, an annual
Management, LLC                 performance bonus, and a profit sharing plan linked to the net income of the company.

o Alfred J. Lockwood            For Messrs. Marshman, Marvin and Smoluch, compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Roxbury's small-cap
o Steve Marshman                growth accounts.

o Robert Marvin                 For Ms. Burstein, compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Roxbury's micro-cap accounts.
o Brian Smoluch

o Laurie Burstein
____________________________________________________________________________________________________________________________________


Ownership of securities. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Predecessor Funds as of March 31, 2006.


______________________________________________________________________________________________

Portfolio Managers                      Dollar Value of Portfolio Shares Beneficially Owned
______________________________________________________________________________________________

Roxbury Capital Management, LLC

Predecessor Mid-Cap Fund

________________________


o Alfred J. Lockwood                    $50,001 - $100,000



Predecessor Small-Cap Fund

__________________________

o Steve Marshman                        $100,001 - $500,000


o Robert Marvin                         $100,001 - $500,000


o Brian Smoluch                         $100,001 - $500,000


Predecessor Micro-Cap Fund

__________________________


o Laurie Burstein                       None

______________________________________________________________________________________________


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Roxbury places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Fund.

During the fiscal years ended June 30, 2005, 2004 and 2003, the Predecessor Micro-Cap Fund and each master series in which the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund invested paid the following brokerage commissions:

        Fund                     12 Months      12 Months     12 Months
                                   Ended          Ended         Ended
                                  6/30/05        6/30/04       6/30/03
      _______________________   ___________    ___________   ___________

        Mid-Cap Fund*            $    39,729    $   19,208    $    2,249
        Small-Cap Fund*          $   218,174    $  543,161    $    2,811
        Micro-Cap Fund           $     2,099           N/A           N/A

      * For the fiscal years presented, the amount reflects brokerage commissions paid by the Mid Cap Series and Small Cap Growth Series which each of the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund paid indirectly through its investment in the respective master series of WT Investment Trust I under its former master-feeder structure.

The variation in brokerage commissions paid by the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund for the fiscal year ended June 30, 2004, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

Brokerage Selection. The primary objective of Roxbury in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, Roxbury considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order;
(iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and
(vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to Roxbury.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher brokerage commission than those available from another broker.

Research services received from broker-dealers supplement Roxbury's own research (and the research of any affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

During the fiscal year ended June 30, 2005, the Predecessor Micro-Cap Fund and each master series in which the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund invested directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                                             12 Months Ended 6/30/05
                                   ___________________________________________

    Fund                           Commissions Paid      Transactions Directed

    Predecessor Mid-Cap Fund*      $    11,831           $    7,816,662
    Predecessor Small-Cap Fund*    $    64,862           $   30,787,795
    Predecessor Micro-Cap Fund     $       620           $       87,777

   *The amount reflects brokerage commissions paid by the Mid Cap Series and Small Cap Growth Series which each of the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund paid indirectly through its investment in the respective master series of WT Investment Trust I under its former master-feeder structure.

Allocation of Portfolio Transactions. Some of Roxbury's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of Roxbury not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between such Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Fund issues two separate classes of shares - Institutional Shares and Investor Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Shares of each Fund pay Shareholder Service Plan expenses (and have exclusive voting rights with respect to the Shareholder Service Plan pursuant to which fees may be paid). The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service fees; accordingly, the net asset value of the Investor Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust's outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders.

Generally, subject to the 1940 Act and the specific provisions of the Agreement and Declaration of Trust (the "Declaration of Trust"), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.

The Fund may involuntarily redeem a shareholder's shares: (a) if the shareholder owns shares of any Fund having an aggregate net asset value of less extent than a minimum value determined from time to time by the Trustees; (b) to the extent that the shareholder owns shares of a Fund equal to or in excess of a maximum percentage of the outstanding shares of such Fund determined from time to time by the Trustees; or (c) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of a Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of a Fund, the Trust may require the shareholder to redeem his or her shares.

The Trust may cause, to the extent consistent with applicable law, (a) the Trust or one or more of its Funds to be merged into or consolidated with another trust, series of another trust or other person, (b) the shares of the Trust or any Fund to be converted into beneficial interests in another trust or series thereof, (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (d) a sale of assets of the Trust or one or more of its Funds. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any Fund into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to a particular Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a "Successor Entity"), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the

Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or any Fund or class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, Fund or class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.

The Declaration of Trust provides that by virtue of becoming a shareholder of a Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust of the Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees.

The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a "Covered Person") from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person's performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person's offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as chairperson of the Board of Trustees or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights or entitlement to indemnification.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment for Investor Shares, and $100,000 minimum for Institutional Shares). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Funds, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Funds reserve the right to vary their minimum purchase requirements for employees participating in a PIP.

Redemption of Shares. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds also may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month.

Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares. The net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                   DIVIDENDS

Dividends, if any, from a Fund's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually.

                             TAXATION OF THE FUNDS

General. The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectuses and this SAI are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In addition to the Distribution Requirement, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or
(3) one
or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Capital Loss Carryforwards. As of June 30, 2005, the Predecessor Mid-Cap Fund and Predecessor Small-Cap Fund had capital loss carryforwards of $6,153 and $2,534,379, respectively. The capital loss carryforwards are available to offset future capital gains and will expire on June 30, 2013.

                              FINANCIAL STATEMENTS


The audited financial statements of the Predecessor Funds for the fiscal year ended June 30, 2005, included in the Annual Reports to shareholders and the reports of the independent registered public accounting firm for the Predecessor Funds related thereto, and the unaudited financial statements of the Predecessor Funds for the six-month period ended December 31,

2005, included in the Semi-Annual Report to shareholders, are incorporated into this SAI by reference. No other parts of the Annual and Sem-Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

Regulation of the Use of Options, Futures and Forward Currency Contract STRATEGIES. As discussed in the prospectuses, in managing a Fund, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectuses, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectuses.

Cover Requirements. The Funds will not use leverage in their options and futures. Accordingly, the Funds will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

Options Strategies. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index

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warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

Options Guidelines. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

                  2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Options Trading. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

                  1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                  2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

                  3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option;
                  (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
                  (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

                  4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

                  5. A Fund's activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

Futures and Related Options Strategies. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund' securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund' holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

Futures and Related Options Guidelines. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies.
The Board of Trustees may modify these guidelines without shareholder vote.

                  1. A Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

                  2. A Fund will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position, and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

                  1. Successful use by a Fund of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market.
                  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

                  2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

                  3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

                  4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

                  5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

                  6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B
                                   __________

                       DESCRIPTION OF SECURITIES RATINGS



Short-Term Credit Ratings
_________________________

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.


     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.



     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


     "NR" - This designation indicates that Fitch does not rate the issuer or issue in question.


     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.



     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings
________________________

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.


     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     "BB" - An obligation rated "BB" is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     "CCC" - An obligation rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.


     In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


     "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

     "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     "N.R." - Not rated.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


     The following summarizes long-term ratings used by Fitch:


     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings
______________________

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
____________________


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX C


                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES


                                      INDEX


________________________________________________________________________________


     1. OPERATIONAL ITEMS


          a. Adjourn Meeting


          b. Amend Quorum Requirements


          c. Amend Minor Bylaws


          d. Change Company Name


          e. Change Date, Time, or Location of Annual Meeting


          f. Ratifying Auditors


          g. Transact Other Business



     2. BOARD OF DIRECTORS



          a. Voting on Director Nominees in Uncontested Elections


          b. Age Limits


          c. Board Size


          d. Classification / Declassification of the Board


          e. Cumulative Voting


          f. Director and Officer Indemnification and Liability Protection


          g. Establish / Amend Nominee Qualifications


          h. Filling Vacancies / Removal of Directors


          i. Independent Chairman (Separate Chairman / CEO)


          j. Majority of Independent Directors / Establishment of Committees


          k. Stock Ownership Requirements


          l. Term Limits


          m. Management proposed nominees for Board Positions


          n. Management proposed nominees for Board Position (Non-US Companies)


          o. Majority Voting for Director Elections



     3. EXECUTIVE AND DIRECTOR COMPENSATION



          a. Director Compensation


          b. Stock Plans in Lieu of Cash


          c. Director Retirement Plans


          d. Stock Option Plans


          e. Management Proposals Seeking Approval to Reprice Options


          f. Employee Stock Purchase Plans


          g. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related


             Compensation Proposals)


          h. Employee Stock Ownership Plans (ESOPs)


          i. 401(k) Employee Benefit Plans

          j. Shareholder Proposals Regarding Executive and Director Pay


          k. Option Expensing


          l. Performance Based Stock Options


          m. Golden and Tin Parachutes


          n. Burn Rate


          o. Transferable Stock Options (TSOs)


          p. Equity Based Compensation Plans (Non-US Companies)


          q. Stock Options (Non US Companies)


          r. Remuneration Disclosure (Non US Companies)


          s. Remuneration Report (Non US Companies)



     4. PROXY CONTESTS



          a. Voting for Director Nominees in Contested Elections


          b. Reimbursing Proxy Solicitation Expenses


          c. Confidential Voting

     5. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES



          a. Advance Notice Requirement for Shareholder Proposals Nominations


          b. Amend Bylaws Without Shareholder Consent


          c. Poison Pills


          d. Shareholder Ability to Act by Written Consent


          e. Shareholder Ability to Call Special Meetings


          f. Supermajority Vote Requirements


          g. Poison Pills (Non US Companies)


          h. Protective Preference Shares (Non US Companies)



     6. MERGERS AND CORPORATE RESTRUCTURINGS



          a. Appraisal Rights


          b. Asset Purchases


          c. Asset Sales


          d. Bundled Proposals


          e. Conversion of Securities


          f. Corporate Reorganization / Debt Restructuring / Prepackaged Bankruptcy Plans / Reserve Leveraged Buyouts / Wrap Plans


          g. Formation of Holding Company


          h. Going Private Transactions (LBOs and Minority Squeezeouts)


          i. Joint Ventures


          j. Liquidations


          k. Mergers and Acquisitions / Issuance of Shares to Facilitate Merger or Acquisitions


          l. Private Placements / Warrants / Convertible Debentures


          m. Spin-offs


          n. Value Maximization Proposals


          o. "Going Dark" Transactions



     7. STATE OF INCORPORATION



          a. Control Share Acquisition Provisions


          b. Control Share Cash-out Provisions


          c. Disgorgement Provisions


          d. Fair Price Provisions


          e. Freeze out Provisions


          f. Greenmail


          g. Reincorporation Proposals


          h. Stakeholder Provisions


          i. State Antitakeover Statutes



     8. CAPITAL STRUCTURE



          a. Adjustments to Par Value of Common Stock


          b. Common Stock Authorization


          c. Dual-Class Stock

          d. Issue Stock for Use with Rights Plan


          e. Preemptive Rights


          f. Preferred Stock


          g. Recapitalization


          h. Reverse Stock Splits


          i. Share Repurchase Programs


          j. Stock Distributions: Splits and Dividends


          k. Tracking Stock

     9. SOCIAL AND ENVIRONMENTAL ISSUES



          a. Consumer Issues and Public Safety


             a-1.  Animal Rights


             a-2.  Drug Pricing


             a-3.  Genetically Modified Foods


             a-4.  Handguns


             a-5.  Predatory Lending


             a-6.  Tobacco


             a-7.  Stronger Product Warnings


             a-8.  Investment in Tobacco Stocks


             a-9.  Drug Reimportation



          b. Environment and Energy


             b-1. Arctic National Wildlife Refuge


             b-2.  CERES Principles


             b-3.  Environmental Reports


             b-4.  Global Warming


             b-5.  Recycling


             b-6.  Renewable Energy


             b-7.  Kyoto Protocol Compliance


             b-8.  Land Use


             b-9.  Operations in Protected Areas


             b-10. Toxic Chemicals



          c. General Corporate Issues


             c-1.  Link Executive Compensation to Social Performance


             c-2.  Charitable / Political Contributions



          d. Labor Standards and Human Rights


             d-1.  China Principles


             d-2.  Country Specific Human Rights Reports


             d-3.  International Codes of Conduct / Vendor Standards


             d-4.  MacBride Principles



          e. Military Business


             e-1.  Foreign Military Sales / Offsets


             e-2.  Landmines and Cluster Bombs


             e-3.  Nuclear Weapons


             e-4.  Space-based Weaponization


             e-5.  Nuclear Safety



          f. Workplace Diversity


             f-1.  Board Diversity
             f-2.  Equal Employment Opportunity (EEO)


             f-3.  Glass Ceiling


             f-4.  Sexual Orientation

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES





1. OPERATIONAL ITEMS

____________________


1a. Adjourn Meeting



Vote AGAINST proposals to provide management with authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.



1b. Amend Quorum Requirements



Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



1c. Amend Minor Bylaws



Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).



1d. Change Company Name



Vote FOR management proposals to change the corporate name.



1e. Change Date, Time, or Location of Annual Meeting



Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



1f. Ratifying Auditors



Vote FOR proposals to ratify auditors, unless any of the following apply:



     o An auditor has a financial interest in or association with the company, and is therefore not independent.



     o Fees for non-audit services (other than tax preparation and tax consulting) are excessive (considered excessive if greater than 50% of audit fees), or



     o There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.



Vote FOR shareholder proposals asking companies to prohibit or limit their auditors from engaging in excessive non-audit services. Consulting services are excessive if over 50% of audit fees. No limit on tax related fees is necessary.



Vote AGAINST shareholder proposals asking for audit firm rotation.



1g. Transact Other Business



Vote AGAINST proposals to approve other business when it appears as voting item. Significant business should be brought before shareholders for approval.

2. BOARD OF DIRECTORS

_____________________


2a. Voting on Director Nominees in Uncontested Elections



Vote CASE-BY-CASE on proposals regarding director nominees taking into account the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:



     o Attend less than 75 percent of the board and committee meetings without a valid excuse



     o  Implement or renew a dead-hand or modified dead-hand poison pill



     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding



     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years



     o Failed to act on takeover offers where the majority of the shareholders tendered their shares



     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees



     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee, or the company does not have one of these committees



     o Are audit committee members and the non-audit fees paid to the auditor are excessive



In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.



2b. Age Limits



Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.



2c. Board Size



Vote FOR proposals seeking to fix the board size or designate a range for the board size.



Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



2d. Classification / Declassification of the Board



Vote AGAINST proposals to classify boards. Vote FOR proposals to declassify boards.



2e. Cumulative Voting



Vote AGAINST proposals to eliminate cumulative voting.



Vote FOR proposals to restore or permit cumulative voting.



2f. Director and Officer Indemnification and Liability Protection



Vote FOR proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.



Vote AGAINST indemnifications proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligation than mere carelessness.



Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:



     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and



     o  Only if the director's legal expenses would be covered.



2g. Establish / Amend Nominee Qualifications



Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



Vote AGAINST shareholder proposals requiring two candidates per board seat.



2h. Filling Vacancies / Removal of Directors



Vote AGAINST proposals that provide that directors may be removed only for cause.



Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



Vote CASE-BY-CASE on proposals that permit shareholders to elect directors to fill board vacancies. Consideration should be given to the board's historical effectiveness in managing the company.



2i. Independent Chairman (Separate Chairman / CEO)



Vote CASE-BY-CASE on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposals warrant support:



     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties



     o  Majority of independent directors on board



     o  All independent key committees



     o  Committee chairpersons nominated by the independent directors



     o  CEO performance reviewed annually by a committee of outside directors



     o  Established governance guidelines



     o  Company performance



2j. Majority of Independent Directors / Establishment of Committees



Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition for independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



2k. Stock Ownership Requirements



Vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Although stock ownership is encouraged, the company should determine the appropriate ownership requirements.



2l.  Term Limits



Vote AGAINST shareholder proposals to limit the tenure of outside directors.



2m. Management-proposed Nominees for Board Positions



Vote CASE-BY-CASE on all director nominees at companies that fail to meet a predetermined performance test for issuers within the Russell 3000 index.



WITHHOLD votes from directors at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a "withhold" vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment.



WITHHOLD votes from compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval



WITHHOLD votes from audit committee members under certain circumstances when a material weakness rises to a level of serious concern, there are chronic internal control issues, and there is an absence of established control mechanisms



WITHHOLD votes from compensation committee members if the company has poor compensation practices. Poor compensation practices include, but are not limited to:



     o  Egregious employment contracts including excessive severance provisions



     o  Excessive perks that dominate compensation



     o  Huge bonus payouts without justifiable performance



     o  Performance metrics that are changed during the performance period



     o  Egregious SERP payouts



     o  New CEO with overly generous hire package



     o  Internal pay disparity



2n. Management-proposed Nominees for Board Positions (Non-US Companies) Canada/Europe-



WITHHOLD votes from any director on the audit or compensation company who served as the company's CEO or who within the past five years, served as the company's CFO



Vote AGAINST inside directors and affiliated outsiders who sit on the audit, compensation or nominating committees



WITHHOLD votes from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder's meeting



Ireland/South Korea-



Vote CASE-BY-CASE on director elections

South Korea/South Africa-



Vote AGAINST individual directors with absenteeism less than 75 percent without valid reason



Tax Havens-



Vote AGAINST affiliated outsider directors on the audit, compensation and nominating committees. If companies lack a nominating committee, vote AGAINST inside and affiliated outside director nominees for failure to establish a nominating committee



Vote CASE-BY-CASE on inside directors and affiliated outside directors for Foreign Private Issuers that trade exclusively in the United States but fail to establish a majority independent board



2o. Majority Voting for Director Elections



Vote FOR majority voting proposals unless the company has adopted formal corporate governance principles that present a meaningful alternatives to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast




3.  EXECUTIVE AND DIRECTOR COMPENSATION

_______________________________________


Vote CASE-BY-CASE with respect to compensation plans. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, we will value award types. It will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.



3a. Director Compensation



Vote CASE-BY-CASE on compensation plans for directors taking into consideration the following attributing factors:



     o  Equity compensation



     o  Level of performance metrics



3b. Stock Plans in Lieu of Cash



Vote FOR plans which provide a dollar for dollar cash for stock exchange.



Vote CASE-BY-CASE for plans which do not provide a dollar for dollar cash for stock exchange. In no event should the value of a stock in lieu of cash plan exceed the cost of a cash only plan.



3c. Director Retirement Plans



Vote AGAINST plans for nonemployee directors.



Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.



3d. Stock Option Plans

Vote FOR stock option plans that limit annual share count dilution for options granted to the lesser of 10% of the company's long term growth rate or 3% of beginning shares outstanding.



Vote AGAINST stock option plans that allow for accelerated vesting of options based upon short term stock price performance.



Vote AGAINST stock option plans with vesting schedules less than 5 years.



Vote AGAINST stock option plans that allow for options to be granted at less than fair market value.



3e. Management Proposals Seeking Approval to Reprice Options



Vote AGAINST management proposals seeking approval to reprice options.



3f. Employee Stock Purchase Plans



Vote CASE-BY-CASE on employee stock purchase plans taking into account:



     o  Purchase price is at least 85 percent of fair market value



     o  Offering period is 27 months or less



     o  Potential voting power dilution is 10 percent or less



3g. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)



Vote CASE-BY-CASE for proposals that simply amend shareholder approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).



Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.



Vote CASE-BY-CASE to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m).



Vote CASE-BY-CASE on cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m).



3h. Employee Stock Ownership Plans (ESOPs)



Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).



3i. 401(k) Employee Benefit Plans



Vote FOR proposals to implement a 401(k) savings plan for employees.



3j. Shareholder Proposals Regarding Executive and Director Pay



Vote FOR shareholder proposals seeking additional disclosures of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.



Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.



Vote CASE-BY-CASE for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



3k. Option Expensing



Vote AGAINST shareholder proposals asking the company to expense stock options. Companies may elect their accounting in accordance with GAAP.



3l. Performance Based Stock Options



Vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance vested options), taking into account:



     o  Whether the proposal mandates that all awards be performance based



     o Whether the proposal extends beyond executive awards to those of lower ranking employees



     o Whether the company's stock based compensation plans meets the analysts criteria



Vote AGAINST proposals on stock option plans where performance vesting is tied solely to achieving short term stock price performance.



3m. Golden and Tin Parachutes



Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



Vote CASE-BY-CASE on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:



     o The parachute should be less attractive than an ongoing employment opportunity with the firm



     o The triggering mechanism should be beyond the control of management (i.e., acquisitions)



     o The amount should not exceed three times base salary plus guaranteed benefits



3n. Burn Rate



Vote CASE-BY-CASE on management-proposed stock plans that grant awards to executives and senior management taking into consideration the following:



     o The company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation



3o.  Transferable Stock Options (TSO)



Vote FOR transferable stock options awards within a new equity plan if the total cost of the company's equity plans is less than the company's allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.



One-time transfers will be evaluated CASE-BY-CASE, giving consideration to the following:



     o Executive officers and non-employee directors should be excluded from participating

     o Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model



     o There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants



3p. Equity Based Compensation Plans (Non US Companies)



Canada -



Vote CASE-BY-CASE on share based compensation plans for Toronto Stock Exchange Venture ("TSXV") company issuers taking into consideration the following:



     o Annual dilution under all equity-based compensation plans is no more than 10 percent



     o  Annual option burn rate is not more than 5 percent



     o Sufficient details are provided on specifically detailed amendments to the terms of a plan that are disclosed



3q. Stock Options (Non US Companies)



Finland -



Vote AGAINST management proposals to reduce strike price by the amount of future dividends; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only



Vote AGAINST proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal dividend.



3r. Remuneration Disclosure (Non US Companies)



Germany-



Vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years



3s. Remuneration Report (Non US Companies)



Sweden-



Vote CASE-BY-CASE on management proposals to approve the remuneration report taking into consideration the following:



     o Restricted stock plans and matching share plans that do not include sufficiently challenging performance criteria and vesting periods



     o The remuneration report is not made available to shareholders in a timely manner




4.  PROXY CONTESTS

__________________


4a. Voting for Director Nominees in Contested Elections



Vote CASE-BY-CASE in a contested election of directors taking into account:



     o Long-term financial performance of the target company relative to its industry



     o  Management's track record



     o  Background to the proxy contest



     o  Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met



     o  Stock ownership positions.



4b. Reimbursing Proxy Solicitation Expenses



Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. In cases where we recommend in favor of the dissidents, we recommend voting FOR reimbursing proxy solicitation expenses.



4c. Confidential Voting



Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows. In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.



Vote FOR management proposals to adopt confidential voting.




5.  ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

____________________________________________________


5a. Advance Notice Requirement for Shareholder Proposals / Nominations



Vote CASE-BY-CASE on advance notice proposals giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



5b. Amend Bylaws Without Shareholder Consent



Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



Vote CASE-BY-CASE for proposals giving the board the ability to amend the bylaws in addition to shareholders depending on the actual proposed amendment.



Vote FOR proposals to reimburse shareholders for proposals that are approved.



5c. Poison Pills



Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



Vote FOR shareholder proposals to redeem a company's poison pill.



Vote AGAINST management proposals to ratify a poison pill.



5d. Shareholder Ability to Act by Written Consent



Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



Vote FOR proposals to allow or make easier shareholder action by written consent.



5e. Shareholder Ability to Call Special Meetings

Vote CASE-BY-CASE on proposals to restrict or prohibit shareholder ability to call special meetings. Proposals for shareholders to call special meetings are reasonable if they are at a reasonable location and time, allow for advance notification, and the requesting shareholder group pays the costs incurred to hold the meeting.



Vote CASE-BY-CASE on proposals that remove restriction on the right of shareholders to act independently of management.



5f. Supermajority Vote Requirements



Vote AGAINST proposals to require a supermajority shareholder vote.



Vote FOR proposals to lower or eliminate supermajority vote requirements.



5g. Poison Pills (Non US Companies)



Japan -



Vote CASE-BY-CASE on management proposals to issue a poison pill.



5h. Protective Preference Shares (Non US Companies)



Netherlands -



Vote CASE-BY-CASE on management proposals to approve protective shares to company-friendly foundations




6.  MERGERS AND CORPORATE RESTRUCTURINGS

________________________________________


6a. Appraisal Rights



Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



6b. Asset Purchases



Vote CASE-BY-CASE on asset purchase proposals taking into account:



     o  Purchase price



     o  Fairness opinion



     o  Financial and strategic benefits



     o  How the deal was negotiated



     o  Conflicts of interest



     o  Other alternatives for the business



     o  Noncompletion risk



6c. Asset Sales



Vote CASE-BY-CASE on asset sales taking into account:



     o  Impact of the balance sheet/working capital



     o  Potential elimination of diseconomies



     o  Anticipated financial and operating benefits



     o  Anticipated use of funds



     o  Value received for the asset



     o  Fairness opinion

     o  How the deal was negotiated



     o  Conflicts of interest



6d. Bundled Proposals



Vote CASE-BY-CASE on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.



6e. Conversion of Securities



Vote CASE-BY-CASE on proposals regarding conversion of securities taking into account:



     o  Dilution to existing shareholders



     o  Conversion price relative to market value



     o  Financial issues



     o  Control issues



     o  Termination penalties



     o  Conflicts of interest



6f. Corporate Reorganization / Debt Restructuring / Prepackaged Bankruptcy Plans / Reserve Leveraged Buyouts / Wrap Plans



Vote CASE-BY-CASE on proposals to increase common and/or preferred stock and to issue shares as part of a debt-restructuring plan taking into account:



     o  Dilution to existing shareholders' position



     o  Terms of the offer



     o  Financial issues



     o  Management's efforts to pursue other alternatives



     o  Control issues



     o  Conflicts of interest



6g. Formation of Holding Company



Vote CASE-BY-CASE on proposals regarding the formation of a holding company taking into account:



     o  The reasons for the change



     o  Any financial or tax benefits



     o  Regulatory benefits



     o  Increases in capital structure



     o  Changes to articles of incorporation or bylaws of the company



6h. Going Private Transactions (LBOs and Minority Squeezeouts)



Vote CASE-BY-CASE on going private transactions taking into account:



     o  Offer price/premium



     o  Fairness opinion



     o  How the deal was negotiated



     o  Conflicts of interest

     o  Other alternatives/offers considered



     o  Noncompletion risk



6i. Joint Ventures



Vote CASE-BY-CASE on proposals to form joint ventures taking into account:



     o  Percentages of assets/business contributed



     o  Percentage ownership



     o  Financial and strategic benefits



     o  Governance structure



     o  Conflicts of interest



     o  Other alternatives



     o  Noncompletion risk



6j. Liquidations



Vote CASE-BY-CASE on liquidations taking into account:



     o  Management's efforts to pursue other alternatives



     o  Appraisal value of assets



     o  Compensation plan for executives managing the liquidation



6k. Mergers and Acquisitions / Issuance of Shares to Facilitate Merger or Acquisitions



Vote CASE-BY-CASE on merger and acquisitions determining whether the transaction enhances shareholder value taking into account:



     o Prospects of the combined company, anticipated financial and operating benefits



     o  Offer price



     o  Fairness opinion



     o  How the deal was negotiated



     o  Changes in corporate governance



     o  Change in the capital structure



     o  Conflicts of interest



6l. Private Placements/Warrants / Convertible Debentures



Vote CASE-BY-CASE on proposals regarding private placements taking into account:



     o  Dilution to existing shareholders' position



     o  Terms of the offer



     o  Financial issues



     o  Management's efforts to pursue other alternatives



     o  Control issues



     o  Conflicts of interest



6m. Spin-offs



Vote CASE-BY-CASE on spin-offs giving consideration to the following:



     o  Tax and regulatory advantages



     o  Planned use of the sale proceeds



     o  Valuation of spin-offs

     o  Fairness opinion



     o  Benefits to the parent company



     o  Conflicts of interest



     o  Managerial incentives



     o  Corporate governance changes



     o  Changes in the capital structure



6n. Value Maximization Proposals



Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated by taking into account:



     o  Prolonged poor performance with no turnaround in sight



     o  Signs of entrenched board and management



     o  Strategic plan in place for improving value



     o  Likelihood of receiving reasonable value in a sale or dissolution



     o Whether company is actively exploring its strategic options, including retaining a financial advisor



6o. "Going Dark" Transactions (allow listed companies to de-list and terminate the registration of their common stock)



Vote CASE-BY-CASE on management proposals that allow listed companies to de-list and terminate the registration of their common stock, determining whether the transaction enhances shareholder value by giving consideration to:



     o  Whether the company has attained benefits from being publicly traded



     o  Cash-out value



     o  Balanced interests of continuing vs. cashed-out shareholders



     o  Market reaction to public announcement of transaction




7.  STATE OF INCORPORATION

__________________________


7a. Control Share Acquisition Provisions



Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



Vote FOR proposals to restore voting rights to the control shares.



7b. Control Share Cash-out Provisions



Vote FOR proposals to opt out of control share cash-out statutes.



7c. Disgorgement Provisions



Vote FOR proposals to opt out of state disgorgement provisions.



7d. Fair Price Provisions

Vote AGAINST proposals to adopt fair price provisions taking into account:



     o  The vote required to approve the proposed acquisition



     o  The vote required to repeal the fair price provisions



     o  The mechanism for determining the fair price.



7e. Freeze out Provisions



Vote FOR proposals to opt out of state freezeout provisions.



7f. Greenmail



Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



Vote CASE-BY-CASE on antigreenmail proposals when they are bundled with other charter or bylaw amendments.



7g. Reincorporation Proposals



Vote FOR proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. If the change of state of incorporation results in a weakening of shareholders' interests based on the above, vote AGAINST.



7h. Stakeholder Provisions



Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination



7i. State Antitakeover Statutes



Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)




8.  CAPITAL STRUCTURE

_____________________


8a. Adjustments to Par Value of Common Stock



Vote FOR management proposals to reduce the par value of common stock.



8b. Common Stock Authorization



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Votes to increase authorized stock should be limited to less than 15%, except in consideration of stock splits.



Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote CASE-BY-CASE on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as an ongoing concern is uncertain.



8c. Dual-Class Stock



Vote AGAINST proposals to create a new class of common stock with superior voting rights.



Vote AGAINST proposals to create a new class of nonvoting or sub-voting common stock.



8d. Issue Stock for Use with Rights Plan



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



8e. Preemptive Rights



Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights taking into account:



     o  The size of a company



     o  The characteristics of its shareholder base



     o  The liquidity of the stock.



8f. Preferred Stock



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



Vote AGAINST proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



Vote AGAINST proposals to increase the number of blank check preferred shares.



8g. Recapitalization



Vote CASE-BY-CASE on recapitalization (reclassifications of securities) taking into account:



     o  A more simplified capital structure



     o  Enhanced liquidity



     o  Fairness of conversion terms



     o  Impact on voting power and dividends



     o  Reasons for the reclassification



     o  Conflicts of interest



     o  Other alternative considered



8h. Reverse Stock Splits



Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.



Vote AGAINST proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.



8i. Share Repurchase Programs



Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



8j. Stock Distributions: Splits and Dividends



Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.



8k. Tracking Stock



Vote CASE-BY-CASE on the creation of track stock weighing the strategic value of the transaction against such factors as:



     o  Adverse governance changes



     o  Excessive increases in authorized capital stock



     o  Unfair method of distribution



     o  Diminution of voting rights



     o  Adverse conversion features



     o  Negative impact on stock option plans



     o  Other alternatives such as spin-off




9.  SOCIAL AND ENVIRONMENTAL ISSUES

___________________________________


9a. CONSUMER ISSUES AND PUBLIC SAFETY



9a-1. Animal Rights



Vote FOR on proposals to phase out the use of animals in product testing taking into account:



     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)



     o The availability and feasibility of alternatives to animal testing to ensure product safety, and



     o  The degree that competitors are using animal free testing



Vote AGAINST proposals seeking a report on the company's animal welfare standards if:



     o The company has already published a set of animal welfare standards and monitors compliance



     o The company's standards are comparable to or better than those of peer firms, and there are no serious controversies surrounding the company's treatment of animals



     o Reporting information is currently available in other public filings or registrations



Vote FOR on proposals requesting reports associated with concentrated animal feeding operations (CAFOs) taking into account:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring



     o  The company does not directly source from CAFOs



9a-2. Drug Pricing



Vote AGAINST proposals asking the company to implement price restraints on pharmaceutical products. Restraints may be appropriate however, taking into account:



     o  Whether the proposal focuses on a specific drug and region



     o Whether the economic benefits of providing subsidized drugs (e.g. public goodwill) outweigh the costs in terms of reduced profits, lower R & D spending, and harm to competitiveness



     o The extent that reduced prices can be offset through the company's marketing budget without affecting R & D spending



     o  Whether the company already limits price increases of its products



     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries



     o  The extent that peer companies implement price restraints



9a-3. Genetically Modified Foods



Vote AGAINST proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs. In general, labeling requirements are better undertaken by regulators. Exceptions may be made after taking into account:



     o  The costs and feasibility of labeling and/or phasing out



     o The nature of the company's business and the proportion of it affected by the proposal



     o The proportion of company sales in markets requiring labeling or GMO-free products



     o  The extent that peer companies label or have eliminated GMOs



     o Competitive benefits, such as expected increases in consumer demand for the company's products



     o The risks of misleading consumers without federally mandated, standardized labeling



     o  Alternatives to labeling employed by the company



Vote AGAINST proposals asking for a report on the feasibility of labeling products containing GMOs. Reporting requirements are better undertaken by regulators.



Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.



Vote AGAINST reports outlining the steps necessary to eliminate GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.



Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.



9a-4. Handguns



Vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms falls within the purview of law enforcement agencies.



9a-5. Predatory Lending



Vote AGAINST requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight. Reporting requirements are better undertaken by regulators. Exceptions may be made in unusual circumstances after taking into account:



     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices



     o Whether the company has adequately disclosed the financial risks of its sub-prime business



     o Whether the company has been subject to violations of lending laws or serious lending controversies



     o  Peer companies' policies to prevent abusive lending practices



9a-6. Tobacco



Vote CASE-BY-CASE on most tobacco related proposals taking into account:



Second hand smoke:



     o  Whether the company complies with all local ordinances and regulations



     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness



     o  The risk of any health related liabilities



Advertising to youth:



     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations



     o  Whether the company has gone as far as peers in restricting advertising



     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth



     o  Whether restrictions on marketing to youth extend to foreign countries



Cease production of tobacco related products or avoid selling products to tobacco companies:



     o  The percentage of the company's business affected



     o The economic loss of eliminating the business versus any potential tobacco related liabilities



Spin-off tobacco related businesses:



     o  The percentage of the company's business affected



     o  The feasibility of a spinoff




     o  Potential future liabilities related to the company's tobacco business.

9a-7. Stronger Product Warnings



Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



9a-8. Investment in Tobacco Stocks



Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.



9a-9. Drug Reimportation



Vote CASE-BY-CASE on shareholder proposals requesting reports associated with drug reimportation taking into account:



     o The financial and legal impact of policies regarding prescription drug reimportation unless such information is already publicly disclosed



     o The adoption of specific policies to encourage or constrain prescription drug reimportation



9b. ENVIRONMENT AND ENERGY



9b-1. Arctic National Wildlife Refuge



Vote AGAINST reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR). Reporting requirements are better undertaken by regulators. Consideration should also be given to:



     o  Whether there are publicly available environmental impact reports



     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills



     o  The current status of legislation regarding drilling in ANWR



9b-2. CERES Principles



Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:



     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES



     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills



     o Environmentally conscious practices of peer companies, including endorsement of CERES



     o  Costs of membership and implementation



9b-3. Environmental Reports



Vote AGAINST requests disclosing the company's environmental policies. Companies are required to comply with various regulatory agencies which are better equipped to evaluate a company's policies.

9b-4. Global Warming



Vote AGAINST reports on the level of greenhouse gas emissions from the company's operations and products. Reporting requirements are better undertaken by regulators.



9b-5. Recycling



Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:



     o  The nature of the company's business and the percentage affected



     o  The extent that peer companies are recycling



     o  The timetable prescribed by the proposal



     o The costs and methods of implementation (programs should not be cost prohibitive)



     o Whether the company has a poor environmental track record, such as violations of federal and state regulations



     o  The economic argument for recycling of the various waste products



9b-6. Renewable Energy



Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:



     o  The nature of the company's business and the percentage affected



     o The extent that peer companies are switching from fossil fuels to cleaner sources



     o  The timetable and specific action prescribed by the proposal



     o  The costs of implementation and related economic benefit



Vote AGAINST requests for reports on the feasibility of developing renewable energy sources. Such feasibility studies should be undertaken at a company's initiative and should consider the economic benefit in addition to technical feasibility.



9b-7. Kyoto Protocol Compliance



Vote AGAINST shareholder proposals requesting reports that outline compliance preparations with Kyoto Protocol signatory markets



9b-8. Land Use



Vote AGAINST shareholder proposals requesting disclosure of land use and real estate development unless the company has been the subject of recent, significant fines or litigation stemming from its land use



9b-9. Operations in Protected Areas



Vote FOR on shareholder proposals requesting reports pertaining to ecologically sensitive areas taking into account:



     o The company does not currently have operations or plans to develop operations in these protected regions



     o The company provides disclosure on its operations and environmental policies in these regions comparable to peers



9b-10. Toxic Chemicals



Vote FOR on shareholder proposals related to toxic chemicals taking into account:



     o The company provides disclosure on its policies related to toxic chemicals

     o The company discloses the potential financial and legal risk associated with utilizing certain chemicals, considering



           o  Current regulations in the markets in which the company operates



           o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company



           o  The current level of disclosure



     o Resolutions that require a company to reformulate its products within a certain time frame unless such actions are required by law



9c. GENERAL CORPORATE ISSUES



9c-1. Link Executive Compensation to Social Performance



Vote AGAINST proposals to review ways of linking executive compensation to social factors such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Many of the above items are subjective and open to broad interpretation which could result in manipulation of executive compensation.



9c-2. Charitable / Political Contributions



Vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:



     o The company is in compliance with laws governing corporate political activities, and



     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and already include reporting requirements.



Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level. Barring contributions can put the company at a competitive disadvantage.



Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.



Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsel, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders. Additionally, certain SEC filings already include backgrounds of key executives.



9d. LABOR STANDARDS AND HUMAN RIGHTS



9d-1. China Principles



Vote AGAINST proposals to implement the China Principles unless:



     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)



9d-2. Country Specific Human Rights Reports



Vote AGAINST requests for reports detailing the company's operations in a particular country and steps to protect human rights. Companies are required to comply with local regulations.



9d-3. International Codes of Conduct / Vendor Standards



Vote AGAINST proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Companies are required to comply with local regulations. Additional costs relating to such proposals can put companies at competitive disadvantage.



Vote AGAINST reports outlining vendor standards compliance. Vendor compliance is primarily the responsibility of the vendors and could put companies at a competitive disadvantage if required to implement such policies.



9d-4. MacBride Principles



Vote AGAINST proposals to endorse or increase activity on the MacBride
Principles.



9e. MILITARY BUSINESS



9e-1. Foreign Military Sales / Offsets



Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.



9e-2. Landmines and Cluster Bombs



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:



     o  Whether the company has in the past manufactured landmine components



     o  Whether the company's peers have renounced future production



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:



     o  What weapons classifications the proponents view as cluster bombs



     o Whether the company currently or in the past has manufactured cluster bombs or their components



     o  The percentage of revenue derived from cluster bomb manufacture



     o  Whether the company's peers have renounced future production



9e-3. Nuclear Weapons



Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and nonmilitary uses, and withdrawal from these contracts could have a negative impact on the company's business.

9e-4. Space-based Weaponization



Vote AGAINST reports on a company's involvement in spaced-based weaponization. Space based weaponization serve military and non-military uses. Additionally, reporting on specifics of activity could disclose confidential information related to our national security.



9e-5.  Nuclear Safety



Vote FOR shareholder proposals requesting reports associated with nuclear reactor design and/or irradiated fuel rod unless:



     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations



     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements.



     o The company stands out among its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations



9f. WORKPLACE DIVERSITY



9f-1. Board Diversity



Vote AGAINST reports on the company's efforts to diversify the board. Current reporting of board of directors' composition is considered adequate.



Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board taking into account:



     o  Degree of board diversity



     o  Comparison with peer companies



     o  Established process for improving board diversity



     o  Existence of independent nominating committee



     o  Use of outside search firm



     o  History of EEO violations



9f-2. Equal Employment Opportunity (EEO)



Vote AGAINST reports outlining the company's affirmative action initiatives. Companies are already required to comply with regulations governing employment practices.



Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers that can pose a significant cost and administration burden on the company.



9f-3. Glass Ceiling



Vote AGAINST reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations.



9f-4. Sexual Orientation



Vote AGAINST proposals to amend the company's EEO policy to include sexual orientation. The company's management should determine EEO policies and coverages. Non-discrimination of any employee group is encouraged. However, policies should be left to management and should comply with applicable regulations.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from the domestic partners. Benefit decisions should be left to the discretion of the company.

                                     PART C
Item 23. EXHIBITS.



         (a)(1) Certificate of Trust of is incorporated herein by reference to Exhibit (a)(1) of the Registrant's Registration Statement on Form N-1A as filed on May 1, 2006.


         (a)(2) Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A as filed on May 1, 2006.


         (b) By-laws are incorporated herein by reference to Exhibit (b) of the Registrant's Registration Statement on Form N-1A as filed on May 1, 2006.


         (c) Article 3 and Article 7 of Agreement and Declaration of Trust which is incorporated by reference to Item 23(a)(2) hereof;
                  Article 3, Article 8 and Article 9 of By-laws which are incorporated by reference to Item 23(b) hereof.


         (d)(1) Form of Investment Advisory Agreement between the Registrant, on behalf of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund, and Roxbury Capital Management, LLC is filed herewith.


         (d)(2)   Form of Expense Limitation Agreement is filed herewith.


         (e) Form of Underwriting Agreement between the Registrant and Professional Funds Distributor, LLC is filed herewith.

         (f)      None

         (g)(1) Form of Custodian Services Agreement between the Registrant and PFPC Trust Company is filed herewith.


            (2) Form of Custodian Services Fees letter is filed herewith.


         (h)(1) Form of Transfer Agency Agreement between the Registrant and PFPC Inc. is filed herewith.


         (h)(2) Form of Administration and Accounting Services Agreement between the Registrant and PFPC Inc. is filed herewith.


         (h)(3) Shareholder Service Plan is filed herewith.


         (h)(4) Form of Shareholder Servicing Agreement is filed herewith.


         (i) Opinion and consent of Drinker Biddle & Reath LLP is filed herewith.


         (j)(1) Consent of Drinker Biddle & Reath LLP is filed herewith.


         (j)(2) Consent of Ernst & Young LLP is filed herewith.

         (k) None

         (l) Form of Share Purchase Agreement is filed herewith.

         (m) None

         (n) Multiple Class Plan Pursuant to Rule 18f-3 is filed herewith.

         (p)(1) Code of Ethics for the Registrant is filed herewith.


         (p)(2) Code of Ethics for Roxbury Capital Management, LLC is filed herewith.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH TRUST.

         Not applicable.

Item 25. INDEMNIFICATION.

Article 9 of the Agreement and Declaration of Trust provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit
(a)(2) hereof.

The Trust is party to an investment advisory agreement with Roxbury Capital Management, LLC (the "Adviser"). Section 8 of the investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement, the Adviser shall not be subject to liability to the Trust or a Fund, any Portfolio of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust or a Fund.


The Trust is party to an underwriting agreement with Professional Funds Distributor, LLC (the "Distributor"). Section 9 of the underwriting agreement provides that the Trust will indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, reasonable attorneys' fees and disbursements and liabilities arising under the federal securities laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which the Distributor takes in connection with the provision of services to the Trust. Notwithstanding the foregoing, neither the Distributor, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by the Distributor's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the underwriting agreement or any material breach by the Distributor of the underwriting agreement or any other agreement between the Distributor and the Trust. The Trust also agrees to indemnify and hold harmless the Distributor, its officers, directors, and employees, and any person who controls the Distributor within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys' fees) losses, damages, charges, payments and liabilities of any sort or kind which the Distributor, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Trust's Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Trust's Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Trust by the Distributor or its affiliated persons for use in the Trust's Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto), such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which the Trust, its officers and trustees, or such controlling person, may incur in connection with the underwriting agreement or the Distributor's performance thereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of the Distributor's willful misfeasance, bad faith or gross negligence in the performance of the Distributor's duties under the underwriting agreement. The Trust acknowledges and agrees that in the event that the Distributor, at the request of the Trust, is required to give indemnification comparable to that set forth in this paragraph to any broker-dealer selling shares of the Trust or servicing agent servicing the shareholders of the Trust and such broker-dealer or servicing agent shall make a claim for indemnification against the Distributor, the Distributor shall make a similar claim for indemnification against the Trust.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Roxbury Capital Management, LLC ("Roxbury")

         The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.

Item 27.  PRINCIPAL UNDERWRITER.

         (a) Professional Funds Distributor, LLC (the "Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. As of June 15, 2006, the Distributor acted as principal underwriter for the following investment companies:


                           Allegiant Funds
                           Allegiant Advantage Fund
                           The Roxbury Funds
                           WT Mutual Fund

         (b) The following is a list of the directors and executive officers of the Distributor:


         Philip H. Rinnander                         President and Owner
         Barbara A. Rice                             Vice President
         Thomas L. Schwegel                          Vice President
         Jennifer DiValerio                          Vice President

         (c)      Not applicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

         (1) PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as custodian).

         (2) Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its functions as distributor).

         (3) PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrator and accounting agent).

         (4) PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as transfer agent and dividend disbursing agent).

         (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Agreement and Declaration of Trust, By-laws and minute books).

         (6) Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401 (records relating to its functions as investment adviser).


Item 29. MANAGEMENT SERVICES.

         There are no management-related service contracts not discussed in Part A or Part B.

Item 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Santa Monica, and State of California, on the 30th day of June, 2006.


                                                   THE ROXBURY FUNDS

                                                   By: /s/ Brian C. Beh
                                                       ________________
                                                   Name:  Brian C. Beh
                                                   Title: Trustee and President


     Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment No. 1 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated below on the date indicated.

SIGNATURE             TITLE                               DATE
_________             _____                               ____

*Kenneth Gudorf         Trustee and Chairman of the      June 30, 2006
__________________
Kenneth Gudorf          Board

*John Otterlei          Trustee                          June 30, 2006
__________________
John Otterlei

/s/ Brian C. Beh        Trustee and President            June 30, 2006
__________________
Brian C. Beh

/s/ Karen Lew           Treasurer                        June 30, 2006
__________________
Karen Lew

*By:     /s/ Brian C. Beh
         ________________
         Brian C. Beh
         Attorney-In-Fact (pursuant to Power of Attorney)

EXHIBIT INDEX

         (d)(1) Form of Investment Advisory Agreement between the Registrant, on behalf of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund, and Roxbury Capital Management, LLC


         (d)(2)   Form of Expense Limitation Agreement


         (e) Form of Underwriting Agreement between the Registrant and Professional Funds Distributor, LLC


         (g)(1) Form of Custodian Services Agreement between the Registrant and PFPC Trust Company


            (2)   Form of Custodian Services Fees letter


         (h)(1) Form of Transfer Agency Agreement between the Registrant and PFPC Inc.


         (h)(2) Form of Administration and Accounting Services Agreement between the Registrant and PFPC Inc.


         (h)(3)   Shareholder Service Plan


         (h)(4)   Form of Shareholder Servicing Agreement


         (i)      Opinion and consent of Drinker Biddle & Reath LLP


         (j)(1)   Consent of Drinker Biddle & Reath LLP


         (j)(2)   Consent of Ernst & Young LLP


         (l)      Form of Share Purchase Agreement


         (n)      Multiple Class Plan Pursuant to Rule 18f-3


         (p)(1)   Code of Ethics for the Registrant


         (p)(2)   Code of Ethics for Roxbury Capital Management, LLC

                                The Roxbury Funds

                            Certificate of Secretary

     The undersigned hereby certifies that the following resolution was duly adopted by the Board of Trustees of The Roxbury Funds on June 6, 2006 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the trustees and officers of the Trust who may be required to execute such Registration Statement on Form N-1A (and any amendments thereto), and each of them, hereby appoint Brian C. Beh and Michael P. Malloy, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustees or officer, or both, of the Trust, the Registration Statement on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder, with or without the other of said attorneys, and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of said trustees or officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                                  The Roxbury Funds

Date: June 30, 2006                        By:    /s/Joan Ohlbaum Swirsky
      _____________                               _______________________
                                                  Joan Ohlbaum Swirsky
                                                  Secretary

                                THE ROXBURY FUNDS


                                POWER OF ATTORNEY
                                _________________


     Know All Men by These Presents, that the undersigned, John Otterlei, hereby constitutes and appoints Brian C. Beh and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Roxbury Funds, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  June 6, 2006


/s/ John Otterlei
_________________

John Otterlei

                                THE ROXBURY FUNDS


                                POWER OF ATTORNEY
                                _________________


     Know All Men by These Presents, that the undersigned, Kenneth Gudorf, hereby constitutes and appoints Brian C. Beh and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Roxbury Funds, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  June 6, 2006

/s/ K.F. Gudorf
_________________

Kenneth Gudorf